AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 20, 1996

                                                       REGISTRATION NO. 33-44844
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 4
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                               EQUITY INCOME FUND
                                  INDEX SERIES
                                S&P 500 TRUST 2
                                S&P MIDCAP TRUST
                            (UNIT INVESTMENT TRUSTS)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.
                            PAINEWEBBER INCORPORATED

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
     PRINCETON, N.J.
       08543-9051                                     SMITH BARNEY INC.
                                                        388 GREENWICH
                                                     STREET--23RD FLOOR
                                                     NEW YORK, NY 10013



  PRUDENTIAL SECURITIES  PAINEWEBBER INCORPORATED DEAN WITTER REYNOLDS INC.
      INCORPORATED          1285 AVENUE OF THE         TWO WORLD TRADE
    ONE SEAPORT PLAZA            AMERICAS            CENTER--59TH FLOOR
    199 WATER STREET       NEW YORK, N.Y. 10019     NEW YORK, N.Y. 10048
  NEW YORK, N.Y. 10292


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.      LAURIE A. HESSLEIN        DOUGLAS LOWE, ESQ
      P.O. BOX 9051          388 GREENWICH ST.    130 LIBERTY STREET--29TH
     PRINCETON, N.J.       NEW YORK, N.Y. 10013             FLOOR
       08543-9051                                   NEW YORK, N.Y. 10006

                                                         COPIES TO:
   LEE B. SPENCER, JR.       ROBERT E. HOLLEY      PIERRE DE SAINT PHALLE,
    ONE SEAPORT PLAZA        1200 HARBOR BLVD.              ESQ.
    199 WATER STREET       WEEHAWKEN, N.J. 07087    450 LEXINGTON AVENUE
 NEW YORK, N.Y. 10292 .                             NEW YORK, N.Y. 10017


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on February 7, 1996.

Check box if it is proposed that this filing will become effective on March 29, 1996 pursuant to paragraph (b) of Rule 485. / x /

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--------------------------------------------------------------------------------

                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INCOME FUND            The objective of these Defined Funds is to provide
INDEX SERIES                  investors with the opportunity to purchase Units
S&P 500 TRUST 2               representing proportionate interests in defined
S&P MIDCAP TRUST              portfolios of preselected securities consisting of
(UNIT INVESTMENT              substantially all of the common stocks, in
TRUSTS)                       substantially the same proportions, which comprise
------------------------------the Standard & Poor's 500 Stock Price Composite
-- MONTHLY INCOME             Index or the Standard & Poor's MidCap 400 Index,
-- PROFESSIONAL SELECTION     respectively. The Trusts are designed to produce
-- DIVERSIFICATION            investment results that generally correspond to
-- REINVESTMENT OPTION        the price and yield performance of common stocks
                              represented by these Indices. There is no assurance that these objectives will be met. The
                              Fund is not sponsored by or affiliated with Standard and Poor's Corporation.
                              The value of Units will fluctuate with the value of the Portfolios of underlying Securities and no assurance can be given that dividends will be paid or that the Units will appreciate in value.
                              An investor may invest in Units of one or both
                              Trusts.
                              Minimum purchase: 1,000 Units per Portfolio.
                              Minimum purchase for Individual Retirement/
                              Keogh Accounts: unrestricted.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
SPONSORS:                      OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Merrill Lynch,                 CONTRARY IS A CRIMINAL OFFENSE.
Pierce, Fenner & Smith         -------------------------------------------------
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Smith Barney Inc.              AND RETAIN IT FOR FUTURE REFERENCE.
Prudential Securities          INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEES AT
Incorporated                   THE TELEPHONE NUMBERS
Dean Witter Reynolds Inc.      LISTED ON THE BACK OF THIS PROSPECTUS.
PaineWebber Incorporated       PROSPECTUS DATED MARCH 29, 1996.

--------------------------------------------------------------------------------

Defined Asset FundsSM

Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining The Index Series
----------------------------------------------------------------

Indexing is an investment strategy that allows the sponsors to create a portfolio of stocks that is carefully structured to mirror, as closely as possible, the total return of a market index. Investors often compare the performance of their investments to a measure of overall market performance -- an index. Each Trust is designed to offer investors an opportunity, with a single, convenient purchase, to participate in the total return performance of an index broadly representing the market. This diversification reduces the risk of selecting individual stocks or market sectors. Indexing is a strategy that most equity investors can use as part of their overall investment plan, to seek potential growth in otherwise conservative portfolios or to hedge an aggressive strategy.

Investors in the Index Series do not select individual stocks or market sectors. Investors, in effect, buy the major portion of the market represented by an index. The portfolio is broadly diversified. Of course, a Trust may not hold all of the stocks in the related index at all times, but will seek to reflect the performance of that index. The Sponsors expect to have at least 95% of each Trust's assets invested in the common stocks of the related index and to maintain a correlation of .97-.99 between each index and the investment results of the related trust.

The Fund was created on February 19, 1992. The information in this prospectus is as of December 31, 1995, the evaluation date.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

MONTHLY INCOME DISTRIBUTIONS

The Trusts pay monthly income, even though the securities generally pay dividends quarterly. Monthly distributions of dividends are payable on the 25th of the month to holders of record on the 10th day of the month. In order to meet certain tax requirements, a special distribution of income including capital gains, may be paid to holders of record as of a date in December. Any capital gain net income will generally be distributed after the end of each Trust's taxable year.

It is expected that the proceeds of the sale or redemption of securities will not be distributed but will be reinvested in additional securities. To the extent these proceeds are available for distribution, they will be distributed on the next distribution day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of a Trust. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions which are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes and will be eligible for the dividends-received deduction for certain corporations. As of the date of this prospectus, the dividends-received deduction is currently 70% (see Taxes in Part
B). However, on December 7, 1995 the Clinton Administration proposed reducing the dividends-received deduction to 50% for dividends paid or accrued after January 31, 1996.

MANDATORY TERMINATION DATE

The Trusts will terminate by February 28, 2017. The final distribution will be made within a reasonable time afterward. A Trust may be terminated earlier if its value is less than 40% of the value of the securities when deposited. On the evaluation date the value of the S&P 500 Trust 2 was 124.55% of the value of its securities when deposited and the value of the S&P MidCap Trust was 125.26% of the value of its securities when deposited.

SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

Unit price fluctuates with the value of a portfolio, and the value of the portfolio will be affected by changes in the financial condition of the issuers, general economic conditions, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities and other factors. An investment in Units should be made with the understanding that the financial condition of the issuers of the securities may become impaired or that the general condition of the stock market may worsen. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on various unpredictable factors. Further distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained or increased. Therefore, there is no guarantee that the objective of the Trusts will be achieved.

Unlike a mutual fund, the Trusts are not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from a Trust or mean that the Sponsors will not continue to purchase the security in order to create additional Units. Although the Trusts are regularly reviewed and evaluated and the Sponsors may instruct the Trustee to sell securities under certain limited circumstances, securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.

Investors in the S&P MidCap Trust should note that the Trust may not invest more than 5% of its assets in the stock of any issuer that derives more than 15% of its revenues from securities-related activities or invest in a securities-related issuer if its stock is not a marginable security under Regulation T promulgated by the Board of Governors of the Federal Reserve System. The foregoing restrictions are not expected to have a significant effect on the correlation between the S&P MidCap Trust and the S&P MidCap 400 Index. The S&P 500 Trust is not affected by the foregoing restrictions because it is covered by an SEC exemptive order. (See Risk Factors in Part B.)

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

S&P 500 TRUST 2:

PUBLIC OFFERING PRICE PER 1,000 UNITS                                  $1,483.95
The Public Offering Price as of December 31, 1995, the evaluation date, is based on the aggregate value of the underlying securities ($140,116,852) and any cash held to purchase securities, divided by the number of units outstanding (96,595,184) times 1,000, plus a maximum sales charge of 2.25% (2.302% on the value of the underlying securities). The redemption and secondary market repurchase price as of the evaluation date was $1,450.56 per 1,000 units ($33.39 per 1,000 units less than the Public Offering Price).

S&P MIDCAP TRUST:
PUBLIC OFFERING PRICE PER 1,000 UNITS                                  $1,307.78

The Public Offering Price as of December 31, 1995, the evaluation date, is based on the aggregate value of the underlying securities ($52,400,909) and any cash held to purchase securities, divided by the number of units outstanding (40,990,874) times 1,000, plus a maximum sales charge of 2.25% (2.302% on the value of the underlying securities). The redemption and secondary market repurchase price as of the evaluation date was $1,278.36 per 1,000 units ($29.42 per 1,000 units less than the Public Offering Price).

The Public Offering Prices and the redemption and secondary market repurchase prices on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGES

Although each Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay


                                                           As a %
                                                     of Secondary
                                                           Market
                                                           Public
                                                    Offering Price
                                                    -----------------
Maximum Sales Charge                                         2.25%


ESTIMATED ANNUAL OPERATING EXPENSES


                                        S&P 500     S&P MIDCAP
                                        TRUST 2          TRUST
                                     Amount per     Amount per
                                    1,000 Units    1,000 Units
                                    -------------  -------------
Trustee's Fee                         $    0.81      $    0.84
Maximum Portfolio Supervision,
  Bookkeeping and Administrative
  Fees                                $    0.37      $    0.37
Other Operating Expenses              $    0.77      $    1.48
                                    -------------  -------------
TOTAL                                 $    1.95      $    2.69

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
  of Defined Asset Funds -
  Equity Income Fund Index Series,
  S&P 500 Trust 2:

We have audited the accompanying statement of condition of Defined Asset Funds - Equity Income Fund Index Series, S&P 500 Trust 2, including the portfolio, as of December 31, 1995 and the related statements of operations and of changes in net assets for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1995, as shown in such portfolio, were confirmed to us by the Chase Manhattan Bank, N.A., the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Income Fund Index Series, S&P 500 Trust 2 at December 31, 1995 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, N.Y.
February 22, 1996

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1995

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $107,916,299) (Note 1)                                  $140,116,852
  Dividends receivable                                                 260,739
  Receivable for units purchased                                       500,000
  Other receivable                                                         250

            Total trust property                                   140,877,841

LESS LIABILITY - Advance from Trustee                                  141,142

NET ASSETS, REPRESENTED BY:
  96,595,184 units of fractional
    undivided interest outstanding (Note 3)        $140,626,359
  Undistributed net investment income                   110,340   $140,736,699

UNIT VALUE ($140,736,699 / 96,595,184 units)                          $1.45697

                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

STATEMENTS OF OPERATIONS
                                                  Years Ended December 31,
                                                  1995         1994         1993

INVESTMENT INCOME:
  Dividend income                             $ 2,605,520   $1,924,809   $1,418,147
  Trustee's fees and expenses                    (127,500)     (91,625)     (96,992)
  Sponsors' fees                                  (29,100)     (25,941)     (11,785)

  Net investment income                         2,448,920    1,807,243    1,309,370












REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold or
    redeemed                                      562,667      494,726       81,902
  Unrealized appreciation (depreciation) of
    investments                                28,688,951   (1,429,745)   3,296,373

  Net realized and unrealized gain (loss) on
    investments                                29,251,618     (935,019)   3,378,275

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                  $31,700,538   $  872,224   $4,687,645

                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

STATEMENTS OF CHANGES IN NET ASSETS
                                                          Years Ended December 31,
                                                      1995          1994          1993
OPERATIONS:
  Net investment income                          $  2,448,920    $ 1,807,243   $ 1,309,370
  Realized gain on securities sold or
    redeemed                                          562,667        494,726        81,902
  Unrealized appreciation (depreciation) of
    investments                                    28,688,951     (1,429,745)    3,296,373

  Net increase in net assets resulting from
    operations                                     31,700,538        872,224     4,687,645

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income                                           (2,472,574)    (1,793,155)   (1,340,429)
  Principal                                          (594,288)      (350,938)      (38,724)

  Total distributions                              (3,066,862)    (2,144,093)   (1,379,153)

CAPITAL SHARE TRANSACTIONS - Issuance of
  31,833,731, 11,104,169 and 23,143,896 units,
  respectively (Note 4)                            41,587,777     12,228,709    24,748,345

REDEMPTION OF 684,158 and 978,667 units,
  respectively (Note 4)                              (866,111)    (1,074,397)

NET CAPITAL SHARE TRANSACTIONS                     40,721,666     11,154,312    24,748,345












NET INCREASE IN NET ASSETS                         69,355,342      9,882,443    28,056,837

NET ASSETS AT BEGINNING OF YEAR                    71,381,357     61,498,914    33,442,077

NET ASSETS AT END OF YEAR                        $140,736,699    $71,381,357   $61,498,914

PER UNIT:
  Income distributions during year                   $0.03020        $.02877      $0.02719

  Principal distributions during year                 $.00620        $.00540       $.00070

  Net asset value at end of year                     $1.45697       $1.09070      $1.11169

TRUST UNITS OUTSTANDING AT END OF YEAR             96,595,184     65,445,611    55,320,109

                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and for securities not so listed, value is based on the current bid price on the over-the-counter market. Realized gains or losses on sales of securities are determined using the first-in, first-out cost method.

(b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

(c) Dividend income is recorded on the ex-dividend date.

2.  DISTRIBUTIONS

    A distribution of net investment income is made to Holders on the twenty-fifth day of each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund" in this Prospectus, Part B.












3.  NET CAPITAL

Cost of 96,595,184 units at Dates of Deposit                  $110,915,720
Less charge                                                      2,495,826
Net amount applicable to Holders                               108,419,894

Redemptions of units - net cost of 1,662,825 units
  redeemed less redemption amounts                                (147,778)
Realized gain on securities sold or redeemed                     1,137,640
Principal distributions                                           (983,950)
Net unrealized appreciation of investments                      32,200,553

Net capital applicable to Holders                             $140,626,359

4.  REDEMPTIONS

    Holders may request redemptions of units by presentation thereof to the Trustee, Chase Manhattan Bank, N.A.

5.  INCOME TAXES

    As of December 31, 1995, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $32,200,553 of which $34,165,053 related to appreciated securities and $1,964,500 related to depreciated securities. The aggregate cost of investment securities for Federal income tax purposes was $107,916,299 at December 31, 1995.

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

     1  General Electric Co.        51,400  $  2,451,875  $  3,700,800      2.6412%
     2  American Tel. & Tel.        48,600     2,497,580     3,146,850      2.2459
     3  Exxon Corp.                 37,900     2,447,908     3,036,738      2.1673
     4  Coca-Cola                   38,300     1,841,493     2,843,775      2.0296
     5  Merck & Co., Inc.           37,700     1,658,555     2,478,775      1.7691
     6  Phillip Morris              25,700     1,809,185     2,325,850      1.6599
     7  Royal Dutch Petroleum       16,400     1,631,745     2,314,450      1.6518
     8  Proctor and Gamble          21,000     1,225,408     1,743,000      1.2440











     9  Johnson & Johnson           19,800     1,058,500     1,695,375      1.2100
    10  IBM                         17,400     1,309,608     1,596,450      1.1394
    11  Microsoft Corp.             18,100     1,135,000     1,588,275      1.1335
    12  Wallmart Stores             70,100     1,895,438     1,568,488      1.1194
    13  Intel Corp.                 25,200       825,075     1,430,100      1.0206
    14  Mobil Corp.                 12,100       933,518     1,355,200      0.9672
    15  Pepsico Inc.                24,100       967,330     1,346,588      0.9610
    16  American Int'l Group, In.   14,450       844,343     1,336,625      0.9539
    17  Bristol Myers Squibb        15,500     1,026,113     1,331,063      0.9500
    18  Bell South Corp.            30,400       869,745     1,322,400      0.9438
    19  Hewlett Packard Co.         15,600       749,203     1,306,500      0.9324
    20  GTE Corp.                   29,600     1,022,380     1,302,400      0.9295
    21  Pfizer, Inc.                19,400       758,263     1,222,200      0.8723
    22  General Motors Corp.        22,800       975,428     1,205,550      0.8604
    23  Dupont (E.I.) De Nemours    17,000       947,350     1,187,875      0.8478
    24  AMOCO Corp.                 15,200       849,235     1,092,500      0.7797
    25  SBC Communications Inc.     18,600       731,853     1,069,500      0.7633
    26  Chevron Corp.               19,900       816,628     1,044,750      0.7456
    27  Federal Nat'l Mortg Assn.    8,300       658,003     1,030,238      0.7353
    28  Motorola Inc.               18,000       771,165     1,026,000      0.7322
    29  Abbot Laboratories          24,100       767,235     1,006,175      0.7181
    30  Ameritech                   16,900       668,935       997,100      0.7116
    31  McDonald's Corp.            21,200       602,850       956,650      0.6828
    32  Ford                        32,800       847,936       951,200      0.6789
    33  Lilly (Eli) & C.            16,900       552,338       950,625      0.6785
    34  Walt Disney Co.             16,000       721,109       944,000      0.6737
    35  American Home Products       9,600       690,568       931,200      0.6646
    36  Bell Atlantic Corp.         13,400       705,858       896,125      0.6396
    37  Citicorp.                   13,000       499,200       874,250      0.6239
    38  Minnesota Mining & Mfg.     12,800       676,273       848,000      0.6052
    39  Boeing Co. Com.             10,500       494,525       822,938      0.5873
    40  BankAmerica Corp.           11,340       548,245       734,265      0.5240
    41  Gillette Co.                13,600       448,718       708,900      0.5059
    42  Nynex Corp.                 13,100       541,289       707,400      0.5049
    43  Kimberly Clark Corp.         8,510       400,606       704,203      0.5026
    44  Home Depot Inc.             14,600       609,029       698,975      0.4989
    45  Eastman Kodak               10,400       454,040       696,800      0.4973
    46  Columbia Health Care Corp.  13,592       528,526       689,794      0.4923
    47  Unilever                     4,900       557,133       689,675      0.4922
    48  Chrysler                    11,700       474,035       647,888      0.4624
    49  Texaco Inc.                  8,100       517,568       635,850      0.4538
    50  Cisco Systems                8,400       339,913       626,850      0.4474
    51  Schering Plough             11,300       391,473       618,675      0.4415
    52  American Express            14,800       427,828       612,350      0.4370


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995












                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

    53  Travelers Group Inc.         9,733  $    352,432  $    611,962      0.4368%
    54  Pharmacia & Upjohn Inc.     15,350       450,293       594,813      0.4245
    55  Capital Cities ABC Inc.      4,700       308,238       579,863      0.4138
    56  Nations Bank                 8,300       434,615       577,888      0.4124
    57  Dow Chemicals                8,200       509,298       577,075      0.4119
    58  Emerson Electric Co.         6,900       413,483       564,075      0.4026
    59  Allstate Corp.              13,684       328,527       562,793      0.4017
    60  Oracle Systems Corp. Com.   13,250       261,365       561,469      0.4007
    61  Atlantic Richfield           4,900       544,645       542,675      0.3873
    62  MCI Communications          20,700       444,275       540,788      0.3860
    63  Anheuser-Busch               7,800       434,128       521,625      0.3723
    64  Viacom Inc.                 11,000       458,700       521,125      0.3719
    65  Kellogg Co.                  6,700       421,785       517,575      0.3694
    66  US West Communications G    14,400       354,976       514,800      0.3674
    67  Schlumberger Ltd.            7,400       454,783       512,450      0.3657
    68  Southern Co.                20,400       405,960       502,350      0.3585
    69  Lockheed Corp.               6,145       249,808       485,455      0.3465
    70  Amgen Inc.                   8,100       256,313       480,938      0.3432
    71  Sara Lee Corp.              14,800       400,740       471,750      0.3367
    72  Sears Roebuck               11,900       275,229       464,100      0.3312
    73  Federal Home Loan            5,500       291,204       459,250      0.3278
    74  Morgan J.P.                  5,700       371,773       457,425      0.3265
    75  Campbell Soup                7,600       319,718       456,000      0.3254
    76  First Data Corp.             6,800       409,115       454,750      0.3246
    77  Banc One Corp.              12,022       422,268       453,830      0.3239
    78  Chemical Banking Corp.       7,700       325,410       452,375      0.3229
    79  Xerox                        3,300       316,803       452,100      0.3227
    80  Time Warner Inc.            11,800       404,499       446,925      0.3190
    81  WMX Technologies            14,800       491,940       442,150      0.3156
    82  Pacific Telesis Group       13,100       517,817       440,488      0.3144
    83  Monsanto Co.                 3,500       249,663       428,750      0.3060
    84  Sprint                      10,700       328,835       426,663      0.3045
    85  Airtouch Comm.              15,100       190,520       426,575      0.3044
    86  Computer Assoc. Int'l.       7,350       183,635       418,031      0.2983
    87  Union Pacific                6,300       361,440       415,800      0.2968
    88  Allied-Signal Inc.           8,600       295,043       408,500      0.2915
    89  Warner Lambert Co.           4,100       297,130       398,213      0.2842
    90  Medtronic Inc.               7,100       198,223       396,713      0.2831
    91  Tele Communications Inc.    19,900       333,402       395,513      0.2823
    92  Seagram Ltd.                11,400       339,158       394,725      0.2817
    93  Compaq Computer              8,100       213,046       388,800      0.2775
    94  General Re. Corp.            2,500       292,263       387,500      0.2766
    95  First Chicago                9,787       265,078       386,587      0.2759
    96  Heinz H J                   11,250       301,073       372,656      0.2660
    97  Pacific Gas & Electric      12,900       395,720       366,038      0.2612
    98  Norwest Corp.               10,800       274,550       356,400      0.2544











    99  Baxter Int'l, Inc.           8,500       271,303       355,938      0.2540
   100  Caterpillar Inc.             6,000       245,983       352,500      0.2516
   101  United Technologies Corp.    3,700       226,523       351,038      0.2505
   102  Raytheon                     7,400       220,740       349,650      0.2495
   103  Rockwell Int'l               6,600       225,255       348,975      0.2491
   104  United Healthcare Corp.      5,300       242,065       347,150      0.2478


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

   105  Dun & Bradstreet             5,200  $    296,835  $    336,700      0.2403%
   106  Burlington Northern          4,300       257,403       335,400      0.2394
   107  Northern Telecom Ltd.        7,800       291,278       335,400      0.2394
   108  Chase Manhattan              5,500       197,438       333,438      0.2380
   109  Penney J.C. Co. Inc.         6,900       288,960       328,613      0.2345
   110  Automatic Data Processing    4,400       240,670       326,700      0.2332
   111  Wells Fargo & Co.            1,500       196,575       324,000      0.2312
   112  May Department Stores        7,600       277,140       321,100      0.2292
   113  Fleet Financial Group        7,800       289,890       317,850      0.2268
   114  Norfolk Southern Corp.       4,000       259,163       317,500      0.2266
   115  Colgate Palmolive            4,500       269,913       316,125      0.2256
   116  First Interstate Bancorp     2,300       155,978       313,950      0.2241
   117  McDonnell Douglas            3,400       118,590       312,800      0.2232
   118  Conagra Inc.                 7,500       229,425       309,375      0.2208
   119  CPC Int'l Inc.               4,500       229,290       308,813      0.2204
   120  Nike Inc.                    4,400       166,753       306,350      0.2186
   121  Texas Instruments            5,800       222,415       300,150      0.2142
   122  Duke Power Co.               6,300       241,378       298,463      0.2130
   123  Bank of New York Co. Inc.    6,100       220,830       297,375      0.2122
   124  Int'l Paper                  7,800       278,328       295,425      0.2108
   125  Digital Equipment            4,600       191,493       294,975      0.2105
   126  Archer-Daniels-Midland      16,377       251,404       294,786      0.2104
   127  Enron Corp.                  7,700       218,295       293,563      0.2095
   128  CSX Corporation              6,400       232,985       292,000      0.2084
   129  First Union Corp.            5,200       232,023       289,250      0.2064
   130  Aluminum Co. of America      5,400       212,920       285,525      0.2038
   131  Barrick Gold Corp.          10,800       282,428       284,850      0.2033
   132  Texas Utilities Company      6,900       271,033       283,763      0.2025
   133  PPG Ind.                     6,200       219,388       283,650      0.2024











   134  Loews Corp.                  3,600       211,333       282,150      0.2014
   135  Deere & Co.                  8,000       172,328       282,000      0.2013
   136  General Mills Com
          w/rights                   4,800       299,365       277,200      0.1978
   137  Merrill Lynch Co.            5,400       202,793       275,400      0.1966
   138  US West Media Group         14,400       236,216       273,600      0.1953
   139  Phillips Petroleum           8,000       234,025       273,000      0.1948
   140  Tenneco, Inc.                5,500       247,200       272,938      0.1948
   141  Weyerhaeuser                 6,200       249,960       268,150      0.1914
   142  Sun Microsystems Inc.        5,800       108,850       264,625      0.1889
   143  FPL Group                    5,700       210,198       264,338      0.1887
   144  Gannett Co.                  4,300       221,403       263,913      0.1884
   145  Chubb Corp.                  2,700       223,585       261,225      0.1864
   146  Keycorp                      7,200       227,048       261,000      0.1863
   147  American Brands              5,700       227,698       254,363      0.1815
   148  AMP Inc.                     6,600       220,248       253,275      0.1808
   149  Albertsons Inc.              7,700       202,388       253,138      0.1807
   150  Micron Tech.                 6,300       185,111       249,638      0.1782
   151  Aetna Life & Casualty        3,500       185,925       242,375      0.1730
   152  Dean Witter Disc Corp.       5,141       229,746       241,627      0.1724
   153  Boston Scientific Corp.      4,900       128,070       240,100      0.1714
   154  Suntrust Bks. Inc.           3,500       164,850       239,750      0.1711
   155  SCE Corp. Holding Corp.     13,500       270,261       239,625      0.1710


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

   156  Wachovia Corp.               5,200  $    198,748  $    237,900      0.1698%
   157  CIGNA Corp.                  2,300       157,640       237,475      0.1695
   158  Mellon Bank Corp.            4,400       164,508       236,500      0.1688
   159  American Electric Power      5,700       192,198       230,850      0.1648
   160  Consolidated Edison          7,200       218,373       230,400      0.1644
   161  Pub. Serv. Enterprise Gr.    7,500       219,538       229,688      0.1639
   162  PNC Financial                7,000       192,108       225,750      0.1611
   163  Walgreen Co.                 7,500       159,678       224,063      0.1599
   164  Corning Inc.                 7,000       232,850       224,000      0.1599
   165  Dominion Resources Corp.     5,300       207,878       218,625      0.1560
   166  US Healthcare, Inc.          4,700       196,475       218,550      0.1560
   167  Unocal Corp.                 7,500       200,300       218,438      0.1559











   168  American General Corp.       6,200       178,443       216,225      0.1543
   169  Pitney Bowes                 4,600       173,525       216,200      0.1543
   170  Alcan Aluminum               6,900       159,933       214,763      0.1533
   171  Goodyear Tire & Rubber       4,700       178,451       213,263      0.1522
   172  Unicom Corp.                 6,500       183,025       212,875      0.1519
   173  Applied Materials Inc.       5,400       170,963       212,625      0.1517
   174  Illinois Tool Wks. Inc.      3,600       148,560       212,400      0.1516
   175  Mattel Inc.                  6,758       133,631       207,809      0.1483
   176  Occidental Petroleum         9,700       195,323       207,338      0.1480
   177  Peco Energy Co.              6,800       184,378       204,850      0.1462
   178  First Bank Systems Inc.      4,100       205,205       203,463      0.1452
   179  Entergy Corp.                6,900       207,983       201,825      0.1440
   180  Ralston-Ralston Purina
          Co.                        3,200       157,360       199,600      0.1425
   181  Westinghouse Electric       12,000       182,663       198,000      0.1413
   182  UST Inc.                     5,900       175,020       196,913      0.1405
   183  Marsh & Mclennan Cos.
          Inc.                       2,200       184,798       195,250      0.1393
   184  Houston Industry Inc.        8,000       173,793       194,000      0.1385
   185  Morgan Stanley               2,400       232,533       193,500      0.1381
   186  Georgia-Pacific Corp.        2,800       194,453       192,150      0.1371
   187  Browning Ferris Ind.         6,500       183,913       191,750      0.1369
   188  Hercules                     3,400       110,568       191,675      0.1368
   189  ITT Corp.                    3,600       132,016       190,800      0.1362
   190  Honeywell Inc.               3,900       141,555       189,638      0.1353
   191  Limited Inc.                10,900       246,095       189,388      0.1352
   192  Wrigley Wm. Jr. Co.          3,600       134,125       189,000      0.1349
   193  First Fidelity Banc
          Corp.                      2,500       118,538       188,438      0.1345
   194  CUC International            5,450       150,075       185,981      0.1327
   195  Donnelley RR & Sons          4,700       145,708       185,063      0.1321
   196  Gap Inc.                     4,400       161,720       184,800      0.1319
   197  Loral Corp.                  5,200        86,893       183,950      0.1313
   198  Pacificorp                   8,600       170,305       182,750      0.1304
   199  Toys R Us                    8,400       285,408       182,700      0.1304
   200  Air Products & Chemicals     3,400       160,583       179,350      0.1280
   201  Sysco Corp.                  5,500       143,908       178,750      0.1276
   202  Cabletron Systems            2,200       123,273       178,200      0.1272
   203  Grace (W.R.)                 3,000       134,788       177,375      0.1266
   204  Household Int'l              3,000       110,085       177,375      0.1266


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage











                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

   205  Halliburton Co.              3,500  $    119,638  $    177,188      0.1265%
   206  Barnett Banks of Florida     3,000       132,888       177,000      0.1263
   207  Placer Dome Inc.             7,300       128,165       176,113      0.1257
   208  Textron Inc.                 2,600       126,630       175,500      0.1253
   209  USX-Marathon Group, Inc.     9,000       172,363       175,500      0.1253
   210  Freeport McMoran Copper      6,200       155,898       174,375      0.1244
   211  ITT/Hartford Group Inc.      3,600       126,191       174,150      0.1243
   212  Lincoln National Corp.       3,200       125,554       172,000      0.1228
   213  AMR Corp.                    2,300       153,278       170,775      0.1219
   214  Winn Dixie Stores            4,600       132,383       169,625      0.1211
   215  Alltel Corp.                 5,700       168,548       168,150      0.1200
   216  Conrail Inc.                 2,400       128,583       168,000      0.1199
   217  MBNA Corp.                   4,550        99,945       167,781      0.1197
   218  Federated Dept. Stores       6,100       172,618       167,750      0.1197
   219  Tyco Labs. Inc.              4,700       112,638       167,438      0.1195
   220  Dayton Hudson                2,200       158,410       165,000      0.1178
   221  Fluor Corp.                  2,500       116,775       165,000      0.1178
   222  Lowe's Cos. Inc.             4,900       109,767       164,150      0.1172
   223  Boatmens Bancshares          4,000       121,013       163,500      0.1167
   224  Int'l Flavors & Fragrance    3,400       138,395       163,200      0.1165
   225  Corestates Financial
          Corp.                      4,300       122,368       162,863      0.1162
   226  Carolina Power & Light       4,700       133,823       162,150      0.1157
   227  Central & Southwest
          Corp.                      5,800       159,935       161,675      0.1154
   228  Morton Int'l Inc.            4,500       114,100       161,438      0.1152
   229  Novell Corp.                11,300       262,450       161,025      0.1149
   230  Bankers Trust of NY          2,400       157,370       159,600      0.1139
   231  Avon Prods. Inc.             2,100       121,493       158,288      0.1130
   232  Union Carbide Corp.          4,200       100,010       157,500      0.1124
   233  Bank of Boston               3,400        95,295       157,250      0.1122
   234  Hershey Foods Corp.          2,400       117,808       156,000      0.1113
   235  Detroit Edison               4,500       142,950       155,250      0.1108
   236  Alco Standard                3,400        95,953       155,125      0.1107
   237  TRW Inc.                     2,000       125,100       155,000      0.1106
   238  Nucor Corp.                  2,700       118,323       154,238      0.1101
   239  Genuine Parts Co.            3,750       132,468       153,750      0.1097
   240  Masco Corp.                  4,900       140,820       153,738      0.1097
   241  Burlington Resources         3,900       168,270       153,075      0.1092
   242  Transamerica Corp.           2,100       108,430       153,038      0.1092
   243  Eastman Chemical Co.         2,425       120,909       151,866      0.1084
   244  Becton, Dickinson            2,000        88,108       150,000      0.1071
   245  National City Corp.          4,500       128,175       149,063      0.1064
   246  Amerada Hess Corp.           2,800       133,253       148,400      0.1059
   247  Marriott International
          Inc.                       3,800       108,949       145,350      0.1037
   248  Cinergy Corp.                4,727        86,138       144,764      0.1033
   249  Pioneer W-Bred Intl          2,600       101,448       144,625      0.1032
   250  St. Paul Cos. Inc.           2,600       110,210       144,625      0.1032
   251  Praxair Inc. Com.            4,300        72,538       144,588      0.1032











   252  Great Lakes Chemicals        2,000       132,263       144,000      0.1028
   253  Kroger Co.                   3,800        86,578       142,500      0.1017

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

   254  Quaker Oats Co.              4,100  $    132,173  $    141,450      0.1010%
   255  Comerica Inc.                3,500       133,050       140,438      0.1002
   256  Services Corp. Int'l         3,150        81,363       138,600      0.0989
   257  Williams Cos.                3,100        82,953       136,013      0.0971
   258  Rohm & Haas Co.              2,100       117,243       135,188      0.0965
   259  Silicon Graphics Inc.        4,900       170,633       134,750      0.0962
   260  Humana Inc.                  4,900       133,145       134,138      0.0957
   261  Dresser Industries Inc.      5,500       113,324       134,063      0.0957
   262  Comcast Corp. Cl. A          7,300       149,375       132,769      0.0948
   263  Consolidated Natural Gas     2,900       123,170       131,588      0.0939
   264  Safeco Corp.                 3,800       107,163       131,100      0.0936
   265  Phelps Dodge Corp.           2,100       109,691       130,725      0.0933
   266  McGraw-Hill Companies        1,500       101,663       130,688      0.0933
   267  Block H & R Inc.             3,200       121,048       129,600      0.0925
   268  Union Electric               3,100       113,580       129,425      0.0924
   269  Dover Corp.                  3,500        94,583       129,063      0.0921
   270  DSC Communications           3,500        86,175       129,063      0.0921
   271  Newmont Mining               2,847       110,903       128,827      0.0919
   272  Eaton Corp.                  2,400       113,911       128,700      0.0919
   273  Baltimore Gas & Electric     4,500       107,528       128,250      0.0915
   274  LSI Logic Corp.              3,900       134,258       127,725      0.0912
   275  General Public Utilities     3,700       111,610       125,800      0.0898
   276  Federal Express              1,700        98,598       125,588      0.0896
   277  Panhandle Eastern Corp.      4,500        94,213       125,438      0.0895
   278  Tenent Health Care Corp.     6,000        85,050       124,500      0.0889
   279  Newell                       4,800       102,580       124,200      0.0886
   280  Whirlpool Corp.              2,300       115,540       122,475      0.0874
   281  Rubbermaid Inc.              4,800       148,428       122,400      0.0874
   282  Tribune Co.                  2,000       107,238       122,250      0.0872
   283  Champion Int'l.              2,900       103,670       121,800      0.0869











   284  Cooper-Industries Inc.       3,300       148,053       121,275      0.0866
   285  Unum Corp.                   2,200       119,473       121,000      0.0864
   286  American Stores              4,500       100,668       120,375      0.0859
   287  PP&L Resources Inc.          4,800       120,228       120,000      0.0856
   288  INCO Ltd.                    3,600        99,343       119,700      0.0854
   289  Dow Jones                    3,000        99,025       119,625      0.0854
   290  Computer Sciences Corp.      1,700        67,146       119,425      0.0852
   291  Coastal Corp.                3,200        89,673       119,200      0.0851
   292  Delta Airlines               1,600        95,330       118,200      0.0844
   293  Providian Corp.              2,900       100,785       118,175      0.0843
   294  Apple Computer Inc.          3,700       177,750       117,938      0.0842
   295  Crown Cork & Seal Inc.       2,800       106,661       116,900      0.0834
   296  Ingersoll-Rand Co.           3,300       111,459       115,913      0.0827
   297  The Times Mirror Co.         3,400        81,205       115,175      0.0822
   298  Clorox Co.                   1,600        85,605       114,600      0.0818
   299  Salomon Inc.                 3,200       121,523       113,600      0.0811
   300  General Dynamics             1,900        85,361       112,338      0.0802
   301  Ohio Edison Co.              4,600       100,168       108,100      0.0772
   302  Reynolds Metals              1,900       101,420       107,588      0.0768
   303  Grainger W.W.                1,600        93,230       106,000      0.0757
   304  Sherwin Williams             2,600        83,618       105,950      0.0756
   305  Republic New York            1,700        97,298       105,613      0.0754


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

   306  V F Corp.                    2,000  $     98,088  $    105,500      0.0753%
   307  Baker Hughes Inc.            4,300        91,028       104,813      0.0748
   308  Great Western Financial      4,100        76,693       104,550      0.0746
   309  Interpublic Group            2,400        81,845       104,100      0.0743
   310  Northern Sts. Power
          Minn.                      2,100        92,030       103,163      0.0736
   311  Kerr-Mcgee                   1,600        75,868       101,600      0.0725
   312  Nordstrom                    2,500        93,275       101,250      0.0723
   313  Jefferson-Pilot Corp.        2,175        71,922       101,138      0.0722
   314  US Bancorp                   3,000        76,238       100,875      0.0720
   315  KMART                       13,900       274,565       100,775      0.0719
   316  Union Camp Corp.             2,100       102,580       100,013      0.0714
   317  Southwest Airlines           4,300       114,790        99,975      0.0714











   318  Tellabs Inc.                 2,700       131,763        99,900      0.0713
   319  Torchmark Corp.              2,200       101,068        99,550      0.0710
   320  Golden West Financial        1,800        77,515        99,450      0.0710
   321  Melville Corp.               3,200       137,760        98,400      0.0702
   322  Dillard Department
          Stores                     3,400       126,538        96,900      0.0692
   323  Premark Int'l                1,900        65,603        96,188      0.0686
   324  Northrop Corp.               1,500        59,400        96,000      0.0685
   325  Williamette Industries       1,700       116,200        95,625      0.0682
   326  Ahmanson (H.F.) & Co.        3,600        69,993        95,400      0.0681
   327  Knight-Rider Inc.            1,500        87,400        93,750      0.0669
   328  Englehard Corp.              4,300        75,240        93,525      0.0667
   329  Sonat Inc.                   2,600        68,180        92,625      0.0661
   330  Pall Corp.                   3,433        69,605        92,271      0.0659
   331  Hilton Hotel Corp.           1,500        80,738        92,250      0.0658
   332  Harcourt General             2,200        75,173        92,125      0.0657
   333  Black & Decker               2,600        63,218        91,650      0.0654
   334  Dana Corp.                   3,100        76,293        90,675      0.0647
   335  St Jude Medical              2,100        56,700        90,300      0.0644
   336  Laidlaw Inc. - Class B       8,800        79,178        90,200      0.0644
   337  Price/Costco                 5,904       103,988        90,036      0.0643
   338  Johnson Controls             1,300        64,153        89,375      0.0638
   339  New York Times Cl. A         2,900        78,108        85,913      0.0613
   340  Rite Aid Corp.               2,500        55,438        85,625      0.0611
   341  Westvaco Corp.               3,050        77,055        84,638      0.0604
   342  ITT Industries               3,500        63,527        84,000      0.0600
   343  Mallinckrodt Group, Inc.     2,300        76,765        83,663      0.0597
   344  Mead Corp.                   1,600        70,305        83,600      0.0597
   345  Tandy Corp.                  2,000        76,113        83,000      0.0592
   346  Dial Corp.                   2,800        61,115        82,950      0.0592
   347  Ceridian Corp.               2,000        58,025        82,500      0.0589
   348  National Semiconductor       3,700        62,435        82,325      0.0588
   349  Hasbro Inc.                  2,650        82,130        82,150      0.0586
   350  Western Atlas Inc.           1,600        70,643        80,800      0.0577
   351  Avery Dennison Corp.         1,600        49,605        80,200      0.0572
   352  Circuit City Stores          2,900        68,910        80,113      0.0572
   353  Louisiana Pacific            3,300        93,403        80,025      0.0571
   354  USX-US Steel Corp.           2,500        82,800        76,875      0.0549


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market











   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

   355  Brown-Forman Distillers
          Co.                        2,100  $     60,668  $     76,650      0.0547%
   356  Sun Co.                      2,800        77,990        76,650      0.0547
   357  Parker-Hannifin              2,200        56,443        75,350      0.0538
   358  Harrah's Entertainment       3,100        83,430        75,175      0.0537
   359  Temple Inland Inc.           1,700        83,773        75,013      0.0535
   360  Beneficial Corp.             1,600        59,093        74,600      0.0532
   361  Whitman Corp.                3,200        51,498        74,400      0.0531
   362  FMC Corp.                    1,100        58,430        74,388      0.0531
   363  Sigma Aldrich                1,500        57,360        74,250      0.0530
   364  Raychem Corp.                1,300        48,990        73,938      0.0528
   365  Pacific Enterprises          2,600        58,243        73,450      0.0524
   366  Cypress Minerals             2,800        70,416        73,150      0.0522
   367  Federal Paper Board Co.      1,400        44,370        72,625      0.0518
   368  Deluxe Check Printers        2,500        95,300        72,500      0.0517
   369  Stanley Works                1,400        58,245        72,100      0.0515
   370  Owens Corning Fiberglass     1,600        61,155        71,800      0.0512
   371  Brunswick Corp.              2,900        50,670        69,600      0.0497
   372  Armstrong World Ind.
          Inc.                       1,100        43,618        68,200      0.0487
   373  Reebok Int'l Ltd.            2,400        77,795        67,800      0.0484
   374  Bausch & Lomb Inc.           1,700        80,673        67,363      0.0481
   375  Ashland Oil                  1,900        59,158        66,738      0.0476
   376  Polaroid Corp.               1,400        46,220        66,325      0.0473
   377  Super Valu Stores, Inc.      2,100        63,018        66,150      0.0472
   378  Wendy's Int'l                3,100        47,505        65,875      0.0470
   379  Columbia Gas System,
          Inc.                       1,500        36,588        65,813      0.0470
   380  Echlin Inc.                  1,800        48,278        65,700      0.0469
   381  Harris Corp. Del             1,200        47,960        65,550      0.0468
   382  Allergan                     2,000        51,463        65,000      0.0464
   383  Maytag Co.                   3,200        52,873        64,800      0.0462
   384  Manor Care Inc.              1,850        45,215        64,750      0.0462
   385  Homestake Mining Co.         4,100        62,393        64,063      0.0457
   386  Liz Claiborne, Inc.          2,300        74,165        63,825      0.0456
   387  Biomet Inc.                  3,500        55,963        62,563      0.0447
   388  Alza Corp. Cl. N             2,500        78,525        61,875      0.0442
   389  Cooper Tire & Rubber         2,500        69,898        61,563      0.0439
   390  American Greetings
          Cl. A                      2,200        57,638        60,775      0.0434
   391  James River Corp. (Va.)      2,500        54,276        60,313      0.0430
   392  Nalco Chemical               2,000        68,813        60,250      0.0430
   393  Ryder Sys. Inc.              2,400        52,665        59,400      0.0424
   394  Penzoil Co.                  1,400        70,233        59,150      0.0422
   395  Roadway Services             1,200        74,225        58,650      0.0419
   396  Millipore Corp.              1,400        29,990        57,575      0.0411
   397  USF and G                    3,400        49,608        57,375      0.0409
   398  Worthington Ind.             2,750        49,638        57,234      0.0408
   399  Ecolab Inc.                  1,900        39,040        57,000      0.0407
   400  Giant Food, Inc.             1,800        43,853        56,700      0.0405
   401  Fruit of the Loom
          Inc. C                     2,300        59,940        56,063      0.0400













DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value

   402  Moore Ltd.                   3,000  $     55,925  $     55,875      0.0399%
   403  Darden Restaurants
          Inc. C                     4,700         8,915        55,813      0.0398
   404  Bard C.R. Inc.               1,700        48,673        54,825      0.0391
   405  Goodrich B.F. Co.              800        39,465        54,500      0.0389
   406  Snap-on-Tools                1,200        42,773        54,300      0.0388
   407  Boise Cascade Corp.          1,500        40,988        51,938      0.0371
   408  Advanced Micro Devices       3,100        75,305        51,150      0.0365
   409  Foster Wheeler Corp.         1,200        38,185        51,000      0.0364
   410  Mercantile Stores Inc.       1,100        40,793        50,875      0.0363
   411  Woolworth                    3,900        95,108        50,700      0.0362
   412  Paccar Inc.                  1,190        58,600        50,129      0.0358
   413  Harnishfeger Indus.          1,500        40,925        49,875      0.0356
   414  Tektronix Inc.               1,000        32,238        49,125      0.0351
   415  Perkin Elmer                 1,300        44,953        49,075      0.0350
   416  Pep Boys - Manny, Moe &
          Jac.                       1,900        48,008        48,688      0.0347
   417  National Service Inds.
          Inc.                       1,500        40,450        48,563      0.0347
   418  Autodesk                     1,400        36,588        47,950      0.0342
   419  Santa Fe Pacific Gold
          Co.                        3,939        20,993        47,772      0.0341
   420  Andrew Corp.                 1,225        29,363        46,856      0.0334
   421  Bethlehem Steel              3,300        55,303        46,200      0.0330
   422  General Signal Corp.         1,400        45,250        45,325      0.0323
   423  Varity Corp.                 1,200        40,298        44,550      0.0318
   424  Cummins Engine Inc.          1,200        47,708        44,400      0.0317
   425  Thomas & Betts Corp.           600        39,305        44,250      0.0316
   426  Teledyne Inc.                1,700        37,570        43,563      0.0311
   427  Louisiana Ld Expl Co.        1,000        37,225        42,875      0.0306
   428  King World Productions       1,100        35,843        42,763      0.0305
   429  Niagara Mohawk Power Co.     4,400        77,833        42,350      0.0302
   430  Asarco Inc.                  1,300        36,840        41,600      0.0297
   431  Oryx Energy Co.              3,100        56,980        41,463      0.0296
   432  Nicor Inc.                   1,500        36,543        41,250      0.0294











   433  Bemis                        1,600        39,888        41,000      0.0293
   434  Pittston Services Group      1,300        27,703        40,788      0.0291
   435  Echo Bay Mines               3,900        34,683        40,463      0.0289
   436  Stone Container Corp.        2,810        53,640        40,394      0.0288
   437  TJX Cos. Common              2,100        46,280        39,638      0.0283
   438  Briggs & Stratton              900        26,427        39,038      0.0279
   439  EG&G                         1,600        33,088        38,800      0.0277
   440  Shared Medical Sys. Corp.      700        18,688        38,063      0.0272
   441  Inland Stl. Inds. Inc.       1,500        41,213        37,688      0.0269
   442  US Surgical Corp.            1,700        89,685        36,338      0.0259
   443  Tandem Computers Inc.        3,400        45,595        36,125      0.0258
   444  Fleetwood Enterprises        1,400        29,805        36,050      0.0257
   445  Potlatch Corp.                 900        40,345        36,000      0.0257
   446  McDermott Int'l              1,600        37,493        35,200      0.0251
   447  People's Energy Corp.        1,100        31,443        34,925      0.0249
   448  Scientific Atlanta           2,300        33,923        34,500      0.0246
   449  Consolidated Freightways     1,300        27,328        34,450      0.0246


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value
   450  The Timken Co.                 900  $     29,333  $     34,425      0.0246%
   451  Meredith Corp.                 800        15,100        33,500      0.0239
   452  Russell Corp.                1,200        37,698        33,300      0.0238
   453  Crane Co.                      900        24,983        33,188      0.0237
   454  Enserch Corp.                2,000        31,325        32,500      0.0232
   455  Ogden Corp.                  1,500        32,363        32,063      0.0229
   456  Noram Energy Corp.           3,600        29,418        31,950      0.0228
   457  Centex Corp.                   900        26,628        31,275      0.0223
   458  Beverly Enterprises          2,900        34,408        30,813      0.0220
   459  US Life Corp.                1,000        24,798        29,875      0.0213
   460  Amdahl Corp.                 3,500        37,081        29,750      0.0212
   461  Jostens Inc.                 1,200        29,823        29,100      0.0208
   462  Longs Drug Store               600        21,280        28,725      0.0205
   463  Unisys Corp.                 5,100        51,855        28,688      0.0205
   464  Alberto Culver                 800        20,415        27,500      0.0196
   465  Pulte Corp.                    800        22,040        26,900      0.0192
   466  Safety Kleen                 1,700        36,198        26,563      0.0190
   467  Cincinnati Milacron          1,000        22,075        26,250      0.0187











   468  Trinova Corp.                  900        25,770        25,763      0.0184
   469  Great Atlantic & Pacific     1,100        29,618        25,300      0.0181
   470  Sante Fe Resources           2,600        23,743        25,025      0.0179
   471  Springs Ind.                   600        23,930        24,825      0.0177
   472  Ball Corp.                     900        27,741        24,750      0.0177
   473  Alexander & Alexander        1,300        29,415        24,700      0.0176
   474  Coors (Adolph) Cl. B.        1,100        16,915        24,338      0.0174
   475  USAIR Group                  1,800        23,140        23,850      0.0170
   476  Rowan Cos. Inc.              2,400        18,295        23,700      0.0169
   477  Navistar Int'l Corp.         2,180        47,818        22,890      0.0163
   478  Fleming Cos.                 1,100        32,468        22,688      0.0162
   479  Intergraph Corp.             1,400        19,480        22,050      0.0157
   480  Eastern Enterprises            600        16,543        21,150      0.0151
   481  Helmerich & Payne              700        17,735        20,825      0.0149
   482  Cray Research Inc.             800        21,853        19,800      0.0141
   483  Bally Entertainment
          Corp.                      1,400        11,783        19,600      0.0140
   484  ARMCO Inc.                   3,200        20,848        18,800      0.0134
   485  Harland, John                  900        20,958        18,788      0.0134
   486  Oneok Inc.                     800        15,865        18,300      0.0131
   487  NACCO Inds. Inc. Cl. A         300        17,328        16,650      0.0119
   488  Giddings & Lewis Inc.        1,000        21,755        16,500      0.0118
   489  Community Psychiatric
          Center                     1,300        15,565        15,925      0.0114
   490  Luby's Cafeteria Inc.          700        13,835        15,575      0.0111
   491  Data General Corp.           1,100        10,593        15,125      0.0107
   492  Kaufman & Broad Home
          Corp.                        900        14,520        13,388      0.0095
   493  Shoney's Inc.                1,200        22,510        12,300      0.0087
   494  Outboard Marine Corp.          600        13,043        12,225      0.0086
   495  Stride Rite                  1,500        26,075        11,250      0.0079
   496  Ryans Family Steak House     1,500        13,300        10,500      0.0074
   497  Yellow Corp.                   800        18,688         9,900      0.0070
   498  Charming Shoppes Inc.        2,700        34,825         7,763      0.0054

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST 2

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                          Percentage
                                                                           of Total
Portfolio                                                                   Market
   No.     Common Stocks            Shares      Cost(1)      Value(1)       Value












   499  Brown Group                    500  $     14,513  $      7,125      0.0050%
   500  Handleman Co.                1,000        11,778         5,777      0.0041

        TOTALS                   2,886,994   107,916,299   140,116,622    100.0000%

        Preferred Stock

   501  Teledyne                        16             0           230

        TOTAL                    2,887,010  $107,916,299  $140,116,852

(1)  See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND
 INDEX SERIES, S&P MIDCAP TRUST

 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders
   of Defined Asset Funds - Equity Income Fund,
   Index Series, S&P Midcap Trust:

 We have audited the accompanying statement of condition of Defined Asset Funds - Equity Income Fund Index Series, S&P Midcap Trust, including the portfolio, as of December 31, 1995 and the related statements of operations and of changes in net assets for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Trustee. (See Note 5.) Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1995, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Income Fund Index Series, S&P Midcap Trust at December 31, 1995 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.

 DELOITTE & TOUCHE LLP

 New York, N.Y.
 March 5, 1996

 DEFINED ASSET FUNDS - EQUITY INCOME FUND
 INDEX SERIES, S&P MIDCAP TRUST

 STATEMENT OF CONDITION
 AS OF DECEMBER 31, 1995

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $43,744,098) (Note 1)...................                $52,400,909
   Dividends receivable............................                     65,625
   Receivable from securities sold or redeemed.....                    200,882
   Cash............................................                     20,355
                                                                 ______________

             Total trust property..................                 52,687,771

LESS LIABILITY - Accrued expenses..................                     32,974
                                                                 ______________

 NET ASSETS, REPRESENTED BY:
   40,990,874 units of fractional undivided
     interest outstanding (Note 3).................  $52,602,416
   Undistributed net investment income.............       52,381
                                                    ____________
                                                                   $52,654,797
                                                                 ==============

 UNIT VALUE ($52,654,797/40,990,874 units).........                   $1.28455
                                                                 ==============
                  See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND
 INDEX SERIES, S&P MIDCAP TRUST

 STATEMENTS OF OPERATIONS
                                                 ........Years Ended December 31,........
                                                      1995          1994          1993
                                                 ________________________________________
 INVESTMENT INCOME:
   Dividend income...............................$   834,190   $   739,530    $  589,506
   Trustee's fees and expenses...................    (86,123)      (93,080)     (118,503)
   Sponsors' fees ...............................     (8,820)      (11,272)       (9,486)
                                                 ________________________________________

   Net investment income.........................    739,247       635,178       461,517
                                                 ________________________________________

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain on securities sold or
     redeemed....................................  2,734,923       919,206       947,793
   Unrealized appreciation (depreciation)
     of investments..............................  7,773,441    (2,949,727)    2,350,501
                                                 ________________________________________

   Net realized and unrealized gain (loss) on
     investments................................. 10,508,364    (2,030,521)    3,298,294
                                                 ________________________________________

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................$11,247,611   $(1,395,343)   $3,759,811
                                                 ========================================

                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

STATEMENTS OF CHANGES IN NET ASSETS
                                                  ........Years Ended December 31,........
                                                       1995          1994          1993
                                                  ________________________________________
OPERATIONS:
  Net investment income...........................$   739,247   $   635,178   $   461,517
  Realized gain on securities sold
     or redeemed..................................  2,734,923       919,206       947,793
  Unrealized appreciation (depreciation) of
     investments..................................  7,773,441    (2,949,727)    2,350,501
                                                  ________________________________________

  Net increase (decrease) in net assets resulting
     from operations.............................. 11,247,611    (1,395,343)    3,759,811
                                                  ________________________________________

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income..........................................   (751,168)     (633,412)     (466,939)
  Principal....................................... (1,350,239)   (1,639,322)     (206,835)
                                                  ________________________________________

  Total distributions............................. (2,101,407)   (2,272,734)     (673,774)
                                                  ________________________________________

CAPITAL SHARE TRANSACTIONS:
  Issuance of 8,893,945, 3,170,819 and 10,492,227
    additional units, respectively ............... 10,613,011     3,516,996    11,043,575
  Redemptions of 571,894 and 741,073 units,
    respectively .................................   (742,879)     (816,000)
                                                  ________________________________________

  Net capital share transactions..................  9,870,132     2,700,996    11,043,575
                                                  ________________________________________

NET INCREASE (DECREASE) IN NET ASSETS............. 19,016,336      (967,081)   14,129,612

NET ASSETS AT BEGINNING OF YEAR................... 33,638,461    34,605,542    20,475,930
                                                  ________________________________________












NET ASSETS AT END OF YEAR.........................$52,654,797   $33,638,461   $34,605,542
                                                  ========================================

PER UNIT:
  Income distributions during year................    $.02019      $0.01981      $0.01685
                                                  ========================================
  Principal distributions during year.............    $.03294      $0.05018      $0.00684
                                                  ========================================
  Net asset value at end of year..................   $1.28455      $1.02968      $1.14440
                                                  ========================================

TRUST UNITS OUTSTANDING AT END OF YEAR............ 40,990,874    32,668,823    30,239,077
                                                  ========================================

                  See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND
 INDEX SERIES, S&P MIDCAP TRUST

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing price on such exchange and for securities not so listed, value is based on the current bid price on the over-the-counter market. Realized gains or losses on sales of securities are determined using the first-in, first-out cost method.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income is recorded on the ex-dividend date.

  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders on the twenty-fifth day of each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund" in this Prospectus, Part B.












  3. NET CAPITAL

     Cost of 40,990,874 units at Date of Deposit.................  $43,737,267
     Less sales charge...........................................      947,344
                                                                _______________
     Net amount applicable to Holders............................   42,789,923
     Redemptions of units - net cost of 1,312,967 units
       redeemed less redemption amounts..........................     (249,900)
     Realized gain on securities sold or redeemed................    4,604,720
     Principal distributions.....................................   (3,199,139)
     Net unrealized appreciation of investments..................    8,656,812
                                                                _______________
     Net capital applicable to Holders...........................  $52,602,416
                                                                ===============

 DEFINED ASSET FUNDS - EQUITY INCOME FUND
 INDEX SERIES, S&P MIDCAP TRUST

 NOTES TO FINANCIAL STATEMENTS

  4. INCOME TAXES

     As of December 31, 1995, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $8,656,812, of which $11,260,525 related to appreciated securities and $2,603,713 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $43,744,098 at December 31, 1995.

  5. CHANGE OF TRUSTEE

     On March 1, 1995, The Bank of New York assumed all of the
     Trustee responsibilities from Investors Bank & Trust Company.

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                                      Percentage
Port                                                                                   of Total
folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
  1  Bay Networks Inc.                           15,837  $  326,505.21  $  651,296.63     1.2429%
  2  World Inc. (Formerly LLDS                   17,504     377,124.53     617,016.00     1.1775
     Communications)
  3  AON Corp.                                    9,900     341,250.00     493,762.50     0.9423
  4  Fifth Third Bancorp                          6,150     319,145.83     450,487.50     0.8597
  5  Frontier Corp.                              14,400     347,030.00     432,000.00     0.8244
  6  Chiron Corp.                                 3,800     240,637.50     419,900.00     0.8013
  7  Adobe Systems Inc.                           6,600     225,062.50     409,200.00     0.7809
  8  Thermo Electron                              7,850     225,033.06     408,200.00     0.7790
  9  HFS Inc.                                     4,600     137,264.00     376,050.00     0.7176
 10  AFLAC Inc.                                   8,625     255,775.50     374,109.38     0.7139











 11  Franklin Resources Inc.                      7,400     274,433.75     372,775.00     0.7114
 12  Parametric Technology Corp.                  5,600     192,250.00     372,400.00     0.7107
 13  Informix Corp.                              12,300     166,012.50     369,000.00     0.7042
 14  Tyson Foods Inc.                            13,200     291,937.50     344,850.00     0.6581
 15  State Street Boston Corp.                    7,500     282,480.00     337,500.00     0.6441
 16  Green Tree Financial                        12,500     263,637.50     329,687.50     0.6292
 17  U.S. Robotics                                3,700     352,575.14     324,675.00     0.6196
 18  Progressive Corp. Ohio                       6,600     217,280.83     322,575.00     0.6156
 19  Charles Schwab Corp.                        15,950     166,535.00     320,993.75     0.6126
 20  Coca-Cola Enterprises Inc.                  11,900     187,232.50     318,325.00     0.6075
 21  EMC Corp.                                   20,700     419,985.00     318,262.50     0.6074
 22  Seagate Technology Inc.                      6,700     160,047.50     318,250.00     0.6073
 23  Allegheny Power Systems Inc.                11,000     262,872.50     314,875.00     0.6009
 24  Florida Progress Corp.                       8,750     275,402.50     309,531.25     0.5907
 25  IVAX Corp.                                  10,800     274,065.00     307,800.00     0.5874
 26  Wisconsin Energy Corp.                      10,000     266,597.50     306,250.00     0.5844
 27  Equifax Inc.                                14,300     171,495.00     305,662.50     0.5833
 28  Anadarko Petroleum Corp.                     5,400     198,270.00     292,275.00     0.5578
 29  Molex Inc.                                   9,191     205,410.00     291,814.25     0.5569
 30  Dell Computer Corp.                          8,400     183,253.67     290,850.00     0.5550
 31  Northern Trust Corp.                         5,150     209,020.83     288,400.00     0.5504
 32  Mirage Resorts Inc.                          8,300     163,064.00     286,350.00     0.5465
 33  Potomac Electric Power Co.                  10,800     257,015.00     283,500.00     0.5410
 34  Northeast Utilities                         11,600     289,629.50     282,750.00     0.5396
 35  Washington Post Co.                          1,000     238,250.00     282,000.00     0.5382
 36  Office Depot Inc.                           14,150     263,740.00     279,462.50     0.5333
 37  Teco Energy Inc.                            10,700     225,542.50     274,187.50     0.5232
 38  SCANA Corp.                                  9,400     208,005.00     269,075.00     0.5135
 39  Linear Technology Corp.                      6,700     122,950.00     262,975.00     0.5019
 40  Circus Circus Enterprises Inc.               9,400     299,846.67     262,025.00     0.5000
 41  Nextel Communications Inc.                  17,600     472,837.50     259,600.00     0.4954
 42  First of America Bank Corp.                  5,800     215,427.50     257,375.00     0.4912
 43  Mylan Laboratories Inc.                     10,950     198,927.08     257,325.00     0.4911
 44  Healthsouth Rehab. Corp.                     8,800     148,532.50     256,300.00     0.4891
 45  CMS Energy Corp.                             8,300     176,190.00     247,962.50     0.4732
 46  Analog Devices Inc.                          7,000     111,562.50     247,625.00     0.4726
 47  Meridian Bancorp Inc.                        5,300     165,575.00     246,450.00     0.4703
 48  Omnicom Group Co.                            6,600     152,077.50     245,850.00     0.4692
 49  Pacificare Health Sytems Inc.                2,800     186,975.00     243,600.00     0.4649
 50  Cardinal Health Inc .                        4,375     175,127.50     239,531.25     0.4571

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                                      Percentage
Port                                                                                   of Total











folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
 51  Sunamerica Inc.                              5,000  $  241,962.50  $  237,500.00     0.4532%
 52  Southern New England Tele. Corp.             5,900     200,382.50     234,525.00     0.4476
 53  New England Electric System                  5,900     212,707.50     233,787.50     0.4462
 54  Mercantile Bancorporation                    5,050     181,277.50     232,300.00     0.4433
 55  Staples Inc.                                 9,525     143,439.81     232,171.88     0.4431
 56  Stryker Corp.                                4,400     156,325.00     231,000.00     0.4408
 57  Consolidated Papers Inc.                     4,100     185,555.00     230,112.50     0.4391
 58  Pinnacle West Capital Corp.                  8,000     166,500.00     230,000.00     0.4389
 59  Foundation Health Corp.                      5,200     189,172.50     223,600.00     0.4267
 60  Marshall & Ilsley Corp.                      8,600     187,287.50     223,600.00     0.4267
 61  NIPSCO Industries Inc.                       5,800     166,290.00     221,850.00     0.4234
 62  IMC Global Inc.                              5,400     119,206.25     220,725.00     0.4212
 63  Sonoco Products Co.                          8,350     184,081.79     219,187.50     0.4183
 64  IBP Inc.                                     4,300     113,669.00     217,150.00     0.4144
 65  Bear Stearns Co. Inc.                       10,719     177,158.67     213,040.13     0.4066
 66  Apache Corp.                                 7,100     173,317.50     209,450.00     0.3997
 67  Telephone & Data Systems, Inc.               5,300     211,652.50     209,350.00     0.3995
 68  Paychex Inc.                                 4,187      84,959.72     208,826.63     0.3985
 69  Healthsource Inc.                            5,800     131,132.50     208,800.00     0.3985
 70  ADC Telecommunications Inc.                  5,700     111,775.00     208,050.00     0.3970
 71  McKesson Corp.                               4,100     157,142.50     207,562.50     0.3961
 72  Illinova Corp.                               6,900     158,720.00     207,000.00     0.3950
 73  Cadence Design System Inc.                   4,900      67,352.50     205,800.00     0.3927
 74  Public Service Co. of Colorado               5,800     169,577.50     205,175.00     0.3915
 75  Harley-Davidson Inc.                         7,000     136,807.50     201,250.00     0.3841
 76  Southtrust Corp.                             7,850     152,929.17     201,156.25     0.3839
 77  Crestar Financial Corp.                      3,400     135,820.00     201,025.00     0.3836
 78  Altera Corp.                                 4,000      76,693.75     199,000.00     0.3798
 79  Hubbell Inc. Class B                         3,020     174,335.71     198,565.00     0.3789
 80  Xilinx Inc.                                  6,500      99,150.00     198,250.00     0.3783
 81  Sundstrand Corp.                             2,800     123,290.00     197,050.00     0.3760
 82  Atmel Corp.                                  8,800     178,125.00     196,900.00     0.3758
 83  Biogen Inc.                                  3,200     122,437.50     196,800.00     0.3756
 84  BMC Software Inc.                            4,600     140,487.50     196,650.00     0.3753
 85  Manpower Inc.                                6,900     225,357.50     194,062.50     0.3703
 86  Dole Food Inc.                               5,500     145,651.77     192,500.00     0.3674
 87  Cintas Corp.                                 4,300     135,362.50     191,350.00     0.3652
 88  Arrow Electronics Inc.                       4,400     164,070.00     189,750.00     0.3621
 89  UJB Financial Corp.                          5,300     132,002.50     189,475.00     0.3616
 90  Cabot Corporation                            3,500      98,632.50     188,562.50     0.3598
 91  Teradyne Inc.                                7,500     114,552.50     187,500.00     0.3578
 92  Litton Industries Inc.                       4,200     152,335.00     186,900.00     0.3567
 93  Leggett & Platt Inc.                         7,700     140,048.75     186,725.00     0.3563
 94  Forest Laboratories Inc.                     4,100     164,080.00     185,525.00     0.3540
 95  Clayton Homes Inc.                           8,645     110,317.03     184,786.88     0.3526
 96  First Tennessee National Corp.               3,050     127,825.00     184,525.00     0.3521
 97  Vulcan Material Co.                          3,200     183,585.00     184,400.00     0.3519
 98  Shaw Industries Inc.                        12,400     195,485.00     182,900.00     0.3490
 99  Paine Webber Group                           9,000     156,462.50     180,000.00     0.3435
100  Regions Financial Corp.                      4,180     137,947.73     179,740.00     0.3430

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                                     Percentage
Port                                                                                   of Total
folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
101  Avnet Inc.                                   4,000  $  143,262.50  $  179,000.00     0.3416%
102  York International Corp.                     3,800     153,372.58     178,600.00     0.3408
103  McCormick & Co., Inc.                        7,400     180,012.50     178,525.00     0.3407
104  Kohl's Corp.                                 3,400     163,207.50     178,500.00     0.3406
105  First Security Corp.                         4,550     123,962.50     175,175.00     0.3343
106  Revco D.S., Inc.                             6,100     136,342.50     172,325.00     0.3289
107  Solectron Corp.                              3,900     160,107.50     172,087.50     0.3284
108  Murphy Oil Corp.                             4,100     160,467.50     170,150.00     0.3247
109  Century Telephone Enterprise                 5,350     147,000.83     169,862.50     0.3242
110  Kansas City Southern Ind. Inc.               3,700     121,775.00     169,275.00     0.3230
111  Genzyme Corp. General Division               2,700     116,475.00     168,412.50     0.3214
112  Danaher Corp.                                5,300      95,802.50     168,275.00     0.3211
113  NY State Electric & Gas Corp.                6,500     187,125.00     168,187.50     0.3210
114  Lyondell Petrochemical Co.                   7,300     181,490.00     166,987.50     0.3187
115  Vishay Intertechnology                       5,300     225,665.00     166,950.00     0.3186
116  Centocor Inc.                                5,300      70,925.00     163,637.50     0.3123
117  AES Corporation                              6,853     136,436.74     163,615.38     0.3122
118  Olin Corp.                                   2,200     114,297.50     163,350.00     0.3117
119  Lubizol Corp.                                5,800     181,195.00     161,675.00     0.3085
120  Oklahoma Gas and Electric                    3,700     129,235.00     159,100.00     0.3036
121  Kemper Corp.                                 3,200     123,560.00     158,800.00     0.3030
122  Tambrands Inc.                               3,300     181,627.50     157,575.00     0.3007
123  Tidewater Inc.                               4,900      96,982.50     154,350.00     0.2946
124  Midamerican Energy Co.                       9,200     133,772.50     154,100.00     0.2941
125  Transatlantic Holdings                       2,100     107,592.50     154,087.50     0.2941
126  Olsten Corp.                                 3,900     141,745.00     154,050.00     0.2940
127  Diebold Inc.                                 2,775      92,505.83     153,665.63     0.2932
128  American Financial Group                     5,000     123,149.17     153,125.00     0.2922
     (Formerly American Premier Underwriters Inc.)
129  Witco Corp.                                  5,200     141,727.50     152,100.00     0.2903
130  Loctite Corp.                                3,200     142,097.50     152,000.00     0.2901
131  Nellcor Puritan Bennett I                    2,600     108,700.00     150,800.00     0.2878
132  Cordis Corporation                           1,500      61,475.00     150,750.00     0.2877
133  Kansas City Power & Light                    5,700     129,235.00     148,912.50     0.2842
134  Fastenal Company                             3,500     142,725.00     147,875.00     0.2822
135  Illinois Central Corp.                       3,850     108,536.25     147,743.75     0.2819











136  Reynolds & Reynolds Co.                      3,800      68,037.50     147,725.00     0.2819
137  Mapco Inc.                                   2,700     149,485.00     147,487.50     0.2815
138  Outback Steakhouse                           4,000     114,325.00     143,500.00     0.2739
139  Callaway Golf Co.                            6,300     108,513.75     142,537.50     0.2720
140  Provident Life & Acc. Ins.  Co.              4,200     110,085.00     142,275.00     0.2715
141  MCN Corp.                                    6,100      97,153.75     141,825.00     0.2707
142  Flightsafety International                   2,800     121,477.50     140,700.00     0.2685
143  Healthcare Compare Corp.                     3,200      89,674.50     139,200.00     0.2656
144  Noble Affiliates Inc.                        4,600      99,392.50     137,425.00     0.2623
145  Edward A.G. Inc.                             5,725     117,553.30     136,684.38     0.2608
146  Bancorp Hawaii Inc.                          3,800     117,221.67     136,325.00     0.2602
147  Unifi, Inc.                                  6,150     171,193.33     136,068.75     0.2597
148  Ethyl Corp.                                 10,800     121,215.00     135,000.00     0.2576
149  Puget Sound Power & Light                    5,800     144,715.00     134,850.00     0.2573
150  Value Health, Inc.                           4,900     182,945.00     134,750.00     0.2572

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                                      Percentage
Port                                                                                   of Total
folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
151  Portland General Corp.                       4,600  $   88,630.00  $  133,975.00     0.2557%
152  Varian Associates                            2,800      81,065.00     133,700.00     0.2551
153  Harsco Corp.                                 2,300      94,402.50     133,687.50     0.2551
154  IPALCO Enterprises Inc.                      3,500     121,437.50     133,437.50     0.2546
155  Weatherford Enterra Inc.                     4,612     121,271.42     133,171.50     0.2541
     (Formerly Enterra, Corp.)
156  Global Marine Inc. Com. New                 15,100      57,005.00     132,125.00     0.2521
157  Brooklyn Union Gas Co.                       4,450     104,605.00     130,162.50     0.2484
158  Tosco Corp.                                  3,400      92,332.50     129,625.00     0.2474
159  First Virginia Banks Inc.                    3,100     108,057.50     129,425.00     0.2470
160  LG&E  Energy Corp.                           3,050     108,885.00     128,862.50     0.2459
161  International Game Technology               11,800     258,886.25     128,325.00     0.2449
162  Alumax Inc.                                  4,100      99,917.50     125,562.50     0.2396
163  Electronic Arts Co.                          4,800     137,300.00     125,400.00     0.2393
164  Delmarva Power & Light Co.                   5,500     120,212.50     125,125.00     0.2388
165  Bowater Inc.                                 3,500      96,462.50     124,250.00     0.2371
166  Questar Corp.                                3,700     102,947.50     123,950.00     0.2365
167  Utilicorp United Inc.                        4,200     118,372.50     123,375.00     0.2354
168  Fiserv Inc.                                  4,100      86,579.16     123,000.00     0.2347
169  Surgical Care Affiliates Inc.                3,600      78,885.11     122,400.00     0.2336











170  Bello A H Corp.                              3,500      86,183.75     121,625.00     0.2321
171  Trinity Industries Inc.                      3,850     113,229.17     121,275.00     0.2314
172  Southwestern Public Service Co.              3,700     113,397.50     121,175.00     0.2312
173  Micro Warehouse Inc.                         2,800     128,525.00     121,100.00     0.2311
174  Nine West Group Co.                          3,200     100,335.00     120,000.00     0.2290
175  Mercantile Bankshares Corp.                  4,300      92,133.33     119,862.50     0.2287
176  Apria Healthcare Group Inc.                  4,200     116,575.00     118,650.00     0.2264
177  Sensormatic Electronics Corp.                6,750     171,350.00     117,281.25     0.2238
178  Hibernia Bancorp                            10,900      96,682.50     117,175.00     0.2236
179  Central Fidelity Banks Inc.                  3,650     102,337.50     116,800.00     0.2229
180  Albemarle Corp.                              6,000      89,062.50     116,250.00     0.2218
181  Chris Craft Industries Inc.                  2,670      83,566.77     115,477.50     0.2204
182  Horizon/CMS Healthcare Co.                   4,573     103,537.50     115,468.25     0.2204
     (Formerly Continental Medical Systems Inc.)
183  CBI Industries Inc.                          3,500     101,650.00     115,062.50     0.2196
184  Wallace Computer Services Inc.               2,100      67,755.00     114,712.50     0.2189
185  Allegheny Ludlum Corp.                       6,200     117,432.50     114,700.00     0.2189
186  Storage Technology Corp.                     4,800     134,027.50     114,600.00     0.2187
187  National Fuel Gas Company                    3,400      99,820.00     114,325.00     0.2182
188  RPM Inc.                                     6,900      97,893.33     113,850.00     0.2173
189  Montana Power Co.                            5,000     124,375.00     113,125.00     0.2159
190  Vons Companies Inc.                          4,000      92,525.00     113,000.00     0.2156
191  Cirrus Logic Inc.                            5,700     116,475.00     112,575.00     0.2148
192  Sealed Air Corp.                             3,900      60,925.63     109,687.50     0.2093
193  Symantec Corp.                               4,700     100,300.00     109,275.00     0.2085
194  Dollar General Corp.                         5,266     102,540.46     109,269.50     0.2085
195  Comdisco Inc.                                4,815      57,826.33     108,939.38     0.2079
196  Scholastic Corp.                             1,400      90,737.50     108,850.00     0.2077
197  Mark IV Industries Inc.                      5,478      93,470.67     108,190.50     0.2065

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                                      Percentage
Port                                                                                   of Total
folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
198  Georgia Gulf Corp.                           3,500  $   85,112.50  $  107,625.00     0.2054%
199  Brinker Intl. Inc.                           7,025     133,332.51     106,253.13     0.2028
200  Federal Signal Corp.                         4,100      73,415.00     106,087.50     0.2025
201  FHP International Corp.                      3,700      83,137.50     105,450.00     0.2012
202  Laboratory Corp. of America                 11,200     143,235.00     105,000.00     0.2004
203  Hawaiian Electric Ind. Inc.                  2,700      97,685.00     104,625.00     0.1997











204  Promus Hotel                                 4,700     108,510.00     104,575.00     0.1996
205  Maxim Integrated Products                    2,700      81,675.00     103,950.00     0.1984
206  Tecumseh Product                             2,000     103,900.00     103,500.00     0.1975
207  Scherer (R.P.)                               2,100     100,905.00     103,162.50     0.1969
208  Conner Peripherals Inc.                      4,900      83,945.00     102,900.00     0.1964
209  Betz Laboratories Inc.                       2,500     127,690.00     102,500.00     0.1956
210  Idaho Power Co.                              3,400      91,845.00     102,000.00     0.1947
211  Dean Foods Co.                               3,700     101,422.50     101,750.00     0.1942
212  Lancaster Colony Corp.                       2,710      72,793.64     100,947.50     0.1926
213  Dentsply Intl. Inc.                          2,500      85,987.50     100,000.00     0.1908
214  Lee Enterprises Inc.                         4,300      77,851.72      98,900.00     0.1887
215  Wilmington Trust Co.                         3,200      86,762.50      98,800.00     0.1885
216  Atlanta Gas Light co.                        5,000      89,896.25      98,750.00     0.1885
217  Cypress Semiconducter Corp.                  7,700      73,722.50      98,175.00     0.1874
218  Health Care & Retirement                     2,800      84,865.00      98,000.00     0.1870
219  Valero Energy Corp.                          4,000      95,275.00      98,000.00     0.1870
220  Kelly Services Inc.                          3,500     105,935.00      97,125.00     0.1853
221  Alexander & Baldwin Inc.                     4,200     103,550.00      96,600.00     0.1843
222  Universal Foods Corp.                        2,400      78,457.50      96,300.00     0.1838
223  Hannaford Bros Co.                           3,900      92,957.50      96,037.50     0.1833
224  Cracker Barrel Old Country Co.               5,550     139,473.61      95,737.50     0.1827
225  Nevada Power Co.                             4,300      93,152.50      95,675.00     0.1826
226  Nordson Corp.                                1,700      87,300.00      95,625.00     0.1825
227  Hartford Steam Boiler & Insp.                1,900      97,407.50      95,000.00     0.1813
228  Symbol Technological Co.                     2,400      52,282.50      94,800.00     0.1809
229  Jones Apparel Group Inc.                     2,400      72,507.60      94,500.00     0.1803
230  Atlantic Energy Inc.                         4,800     103,153.75      92,400.00     0.1763
231  Beckman Instrs. Inc.                         2,600      63,667.50      91,975.00     0.1755
232  Integrated Device Technology Co.             7,100     152,840.08      91,412.50     0.1744
233  Mentor Graphics Corp.                        5,000      65,850.00      91,250.00     0.1741
234  Bergen Brunswig Corp.                        3,640      71,439.52      90,545.00     0.1728
235  First Brand Corp.                            1,900      61,595.00      90,487.50     0.1727
236  Rayonier Inc.                                2,700      88,710.00      90,112.50     0.1720
237  California Energy Co.                        4,600      81,242.50      89,700.00     0.1712
238  Hanna M.A. Co.                               3,200      66,257.50      89,600.00     0.1710
239  El Paso National Gas Co.                     3,100     110,980.00      87,962.50     0.1679
240  Gatx Corp.                                   1,800      65,915.00      87,525.00     0.1670
241  WPL Holdings                                 2,800      89,702.50      85,750.00     0.1636
242  Policy Management System Corp.               1,800     103,615.00      85,725.00     0.1636
243  Nabors Industries Inc.                       7,700      58,128.75      85,662.50     0.1635
244  Smith Intl. Inc.                             3,600      39,667.50      84,600.00     0.1614
245  Banta Corp.                                  1,900      55,641.67      83,600.00     0.1595

                                D - 27

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995










                                                                                      Percentage
Port                                                                                   of Total
folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
246  Perrigo Co.                                  7,000  $  187,387.50  $   83,125.00     0.1586%
247  Minnesota Power and Light Co.                2,900      90,132.50      82,287.50     0.1570
248  Structural Dynamic                           2,800      43,387.50      82,250.00     0.1570
249  Heilg-Meyers Co.                             4,475      94,955.00      82,228.13     0.1569
250  Pentair Inc.                                 1,650      60,737.50      82,087.50     0.1567
251  American Power Conversion                    8,500     122,050.00      80,750.00     0.1541
252  Dauphin Deposit Co.                          2,800      68,100.00      80,500.00     0.1536
253  Comsat Corp.                                 4,300     100,957.50      80,087.50     0.1528
254  Washington Gas Light                         3,900      73,356.25      79,950.00     0.1526
255  Universal Corp.                              3,200      84,360.00      78,000.00     0.1489
256  Schulman A Inc.                              3,450      86,710.00      77,625.00     0.1481
257  Quantum Corp.                                4,800      81,950.00      77,400.00     0.1477
258  Vanguard Cellular                            3,800      76,025.00      76,950.00     0.1468
259  Longview Fibre Co.                           4,700      82,635.00      76,375.00     0.1458
260  Kennametal Inc.                              2,400      53,727.50      76,200.00     0.1454
261  Stewart & Stevenson                          3,000     103,662.50      75,750.00     0.1446
262  Precision Castparts Corp.                    1,900      35,420.00      75,525.00     0.1441
263  B.J. Services                                2,600      54,355.00      75,400.00     0.1439
264  PHH Corp.                                    1,600      63,355.00      74,800.00     0.1427
265  Home Shopping Newtwork Intl.                 8,300      69,389.68      74,700.00     0.1426
266  Bob Evans Farms Inc.                         3,900      76,456.30      74,100.00     0.1414
267  Wausau Paper Mill                            2,711      61,190.99      73,874.75     0.1410
268  Burlington Industries Inc.                   5,600      58,468.28      73,500.00     0.1403
269  Seagull Energy Corp.                         3,300      63,780.00      73,425.00     0.1401
270  Media General Inc.                           2,400      58,145.00      72,900.00     0.1391
271  Stratus Computer                             2,100      74,155.00      72,712.50     0.1388
272  Sotheby's Holdings Inc.                      5,100      67,217.50      72,675.00     0.1387
273  Compuware Corp.                              3,900     134,900.00      72,150.00     0.1377
274  Rollins, Inc.                                3,250      75,218.33      71,906.25     0.1372
275  Family Dollar Stores Inc.                    5,200      94,297.50      71,500.00     0.1364
276  Superior Industries                          2,700      79,035.00      71,212.50     0.1359
277  Octel Communications Corp.                   2,200      53,112.50      70,950.00     0.1354
278  Tiffany & Co.                                1,400      48,132.50      70,525.00     0.1346
279  Parker & Parsley Petroleum Co.               3,200      72,347.50      70,400.00     0.1343
280  Diamond Shamrock Inc.                        2,700      59,885.00      69,862.50     0.1333
281  Lincoln Telecommunication Co.                3,300      47,712.50      69,712.50     0.1330
282  Miller Herman Inc.                           2,300      50,550.00      69,000.00     0.1317
283  Glatfelter & Co.                             4,000      72,037.50      68,500.00     0.1307
284  Wellman, Inc.                                3,000      71,250.00      68,250.00     0.1302
285  Public Service Co. New Mexico                3,800      48,090.00      66,975.00     0.1278
286  Teleflex                                     1,600      55,380.00      65,600.00     0.1252
287  Chesapeake Corp.                             2,200      55,535.00      65,175.00     0.1244
288  Hon Industries Inc.                          2,800      69,000.00      65,100.00     0.1242
289  Modine Manufacturing Co.                     2,700      62,675.00      64,800.00     0.1237
290  Atlantic Southeast Airlines                  3,000      69,912.50      64,500.00     0.1231
291  Flowers Industries Inc.                      5,300      65,132.50      64,262.50     0.1226
292  Keystone International Inc.                  3,200      76,897.50      64,000.00     0.1221











293  Best Buy Inc.                                3,900      86,570.00      63,375.00     0.1209
294  Federal-Mogul Corporation                    3,200      70,172.50      62,800.00     0.1198

                                D - 28

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                                      Percentage
Port                                                                                   of Total
folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
295  Watts Industries                             2,700  $   63,602.50  $   62,775.00     0.1198%
296  Overseas Shipholding Group                   3,300      62,177.50      62,700.00     0.1197
297  Battle Mountain Gold Co.                     7,400      57,045.00      61,975.00     0.1183
298  Carpenter Technology Corp.                   1,500      39,540.00      61,687.50     0.1177
299  TCA Cable TV Inc.                            2,200      50,475.00      60,775.00     0.1160
300  Donaldson Co Inc.                            2,400      46,875.00      60,300.00     0.1151
301  Verifone                                     2,100      46,867.50      60,112.50     0.1147
302  Smucker Inc Co.                              2,700      69,660.00      59,400.00     0.1134
303  Ferro Corporation                            2,550      70,745.00      59,287.50     0.1131
304  City National Corp.                          4,200      40,492.78      58,800.00     0.1122
305  JB Hunt Transport Services Inc.              3,500      79,987.50      58,625.00     0.1119
306  Crompton Knowles Corp.                       4,400      86,885.00      58,300.00     0.1113
307  Fingerhut Companies Inc.                     4,200     106,922.50      58,275.00     0.1112
308  Thiokol Corp.                                1,700      36,472.50      57,587.50     0.1099
309  Jacobs Engineering Group Inc.                2,300      58,077.50      57,500.00     0.1097
310  OEA Inc.                                     1,900      51,507.50      56,762.50     0.1083
311  Carlisle Co. Inc.                            1,400      38,241.25      56,525.00     0.1079
312  Ametek, Inc.                                 3,000      48,400.00      56,250.00     0.1073
313  Ranger Oil Ltd.                              9,000      54,625.00      56,250.00     0.1073
314  Waban Inc.                                   3,000      55,550.00      56,250.00     0.1073
315  Houghton Mifflin Co.                         1,300      51,540.00      55,900.00     0.1067
316  American President Co.                       2,400      57,177.50      55,200.00     0.1053
317  Fred Meyer Inc.                              2,400      62,171.06      54,000.00     0.1031
318  Central LA  Electric Inc.                    2,000      48,757.50      53,750.00     0.1026
319  Duriron Inc.                                 2,250      45,720.83      52,593.75     0.1004
320  Standard Register Co.                        2,600      49,850.00      52,325.00     0.0999
321  Dexter Corporation                           2,200      54,147.50      51,975.00     0.0992
322  Albany International Corp.                   2,800      50,277.50      50,750.00     0.0968
323  Airborne Freight Corp.                       1,900      42,707.50      50,587.50     0.0965
324  Indiana Energy Inc.                          2,100      41,841.67      50,137.50     0.0957
325  Stanhome Inc.                                1,700      54,960.00      49,512.50     0.0945
326  Ruddick Corp.                                4,200      41,270.00      48,300.00     0.0922
327  Carter Wallace Inc.                          4,200     107,403.34      47,775.00     0.0912











328  International Dairy Queen Inc.               2,100      39,975.00      47,775.00     0.0912
329  Lawter International Inc.                    4,100      53,505.00      47,662.50     0.0910
330  Goulds Pumps Inc.                            1,900      45,450.00      47,500.00     0.0906
331  Lance Inc.                                   2,800      61,625.00      45,850.00     0.0875
332  Kaydon Corp.                                 1,500      38,645.00      45,562.50     0.0869
333  Service Merchandise Co.                      9,100      88,033.33      45,500.00     0.0868
334  Diagnostic Products Corp.                    1,200      33,897.50      45,450.00     0.0867
335  Fuller H.B. Co.                              1,300      51,300.00      45,175.00     0.0862
336  Cleveland-Cliffs Inc.                        1,100      40,305.00      45,100.00     0.0861
337  Morrison Restaurants Inc.                    3,175      60,399.17      44,450.00     0.0848
338  Calgon Carbon Corp.                          3,700      60,322.50      44,400.00     0.0847
339  Sequent Computer Systems Inc.                3,000      53,287.50      43,500.00     0.0830
340  Central Maine Power Co.                      3,000      57,512.50      43,125.00     0.0823
341  Borland International Inc.                   2,600      70,587.50      42,900.00     0.0819
342  Lands End Inc.                               3,100      49,035.00      42,237.50     0.0806
343  Arnold Inds Co.                              2,400      41,175.00      41,700.00     0.0796

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                                      Percentage
Port                                                                                   of Total
folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
344  Sterling Chemicals                           5,100  $   30,042.50  $   41,437.50     0.0791%
345  Sbarro Inc.                                  1,900      42,900.83      40,850.00     0.0780
346  NCH Corp.                                      700      44,522.50      40,425.00     0.0771
347  Duty Free International Inc.                 2,500      63,887.50      40,000.00     0.0763
348  Dreyers Grand Ice Cream Inc.                 1,200      29,850.00      39,900.00     0.0761
349  Measurex Corp.                               1,400      27,545.00      39,550.00     0.0755
350  Lukens Inc.                                  1,350      49,840.83      38,812.50     0.0741
351  Buffets Inc.                                 2,800      45,100.00      38,500.00     0.0735
352  Calmat Co.                                   2,100      44,492.50      38,325.00     0.0731
353  Quaker State Corp.                           3,000      39,712.50      37,875.00     0.0723
354  Gencorp Inc.                                 3,000      38,325.00      36,750.00     0.0701
355  Datascope Corp.                              1,500      33,375.00      36,000.00     0.0687
356  AST Research Inc.                            4,100      67,956.25      34,850.00     0.0665
357  Granite Construction Inc.                    1,100      24,887.50      34,650.00     0.0661
358  Varco International                          2,800      16,590.00      33,600.00     0.0641
359  Claire's Stores Inc.                         1,900      25,507.50      33,487.50     0.0639
360  Church & Dwight Inc.                         1,800      47,427.50      33,300.00     0.0636
361  Arvin Industries Inc.                        2,000      55,000.00      33,000.00     0.0630
362  International Multifoods                     1,600      38,342.50      32,200.00     0.0614











363  Mac Frugals Barg. Close Out Inc.             2,300      35,820.00      32,200.00     0.0614
364  Acuson Corp.                                 2,600      41,980.00      32,175.00     0.0614
365  Black Hills Corp.                            1,300      32,602.50      32,175.00     0.0614
366  Parker Drilling Co.                          5,100      27,917.50      31,237.50     0.0597
367  Southdown Inc.                               1,600      22,167.50      31,200.00     0.0595
368  Information Resources Inc.                   2,500      63,125.00      30,937.50     0.0590
369  NovaCare Inc.                                6,000      98,125.00      30,750.00     0.0587
370  Advanced Technology Labs                     1,200      19,604.67      29,400.00     0.0562
371  Exabyte Corp.                                2,000      43,287.50      29,250.00     0.0558
372  MAXXAM Inc.                                    800      28,415.00      28,200.00     0.0538
373  National Presto Industries Inc.                700      35,847.50      27,825.00     0.0531
374  Sequa Corp.                                    900      28,695.00      27,450.00     0.0525
375  Savannah Foods & Industries Inc.             2,400      35,027.50      27,300.00     0.0521
376  Lawson Products Inc.                         1,100      28,675.00      26,950.00     0.0514
377  Brush Wellman Inc..                          1,500      24,612.50      25,875.00     0.0494
378  Oregon Steel Mills Inc.                      1,800      39,802.50      25,200.00     0.0482
379  Rohr Industries Inc.                         1,700      21,235.00      24,437.50     0.0466
380  Gibson Greetings Inc.                        1,500      30,775.00      24,000.00     0.0458
381  CML Group Inc.                               4,500      81,172.50      23,062.50     0.0441
382  Cross A T Co.                                1,500      28,712.50      22,687.50     0.0433
383  AnnTaylor Stores, Inc.                       2,100      77,830.00      21,525.00     0.0411
384  Topps Co. Inc.                               4,200      49,287.50      21,525.00     0.0411
385  Michael Foods Inc.                           1,800      21,637.00      20,925.00     0.0399
386  CPI Corp.                                    1,300      25,377.50      20,800.00     0.0397
387  Alaska Air Group, Inc.                       1,200      20,947.50      19,500.00     0.0373
388  Intelligent Electronics Inc.                 3,200      39,987.50      19,200.00     0.0366
389  Magnetek Inc.                                2,300      38,152.50      18,687.50     0.0357
390  Ennis Business Forms Inc.                    1,500      24,112.50      18,375.00     0.0352
391  Hancock Fabrics Inc.                         2,000      23,050.00      18,000.00     0.0344

DEFINED ASSET FUNDS - EQUITY INCOME FUND
INDEX SERIES, S&P MIDCAP TRUST

PORTFOLIO
AS OF DECEMBER 31, 1995

                                                                                      Percentage
Port                                                                                   of Total
folio                                                                                    Market
No.   Commom Stocks             Shares      Cost (1)      Value (1)      Value
___  ______________                              ______     __________     __________    _______
392  Air & Wtr. Technologies Corp.                2,900  $   34,445.00  $   17,762.50     0.0339%
393  Applied Bioscience Intl. Inc.                2,500      27,975.00      16,875.00     0.0323
394  Angelica Corp.                                 800      23,152.50      16,400.00     0.0313
395  Coram Healthcare Corp.                       3,690      92,264.29      16,143.75     0.0308
396  Rollins Environmental Ser.                   5,500      23,875.00      15,812.50     0.0302
397  Western Publishing Group Inc.                1,900      31,325.00      14,962.50     0.0286











398  Watson Pharmaceuticals                         300      13,500.00      14,700.00     0.0281
399  Sizzler International Inc.                   2,400      23,107.50      10,200.00     0.0196
                                              _________ ______________ ______________   ________
                                              1,825,451 $43,744,098.06 $52,400,909.75   100.0000%
                                              ========= ============== ==============   ========

NOTE:
(1)  See Notes to Financial Statements.

                         AUTHORIZATION FOR REINVESTMENT
                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                         INDEX SERIES, S&P 500 TRUST 2
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Income Fund, Index Series, S&P 500 Trust 2 and authorize The Chase Manhattan Bank, N.A. to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Chase Manhattan Bank, N.A.).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                       Capital
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS PERMIT NO. 644, NEW YORK, N.Y.                       NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          THE CHASE MANHATTAN BANK, N.A. (MITF)                UNITED STATES
          RETAIL PROCESSING DEPARTMENT
          770 BROADWAY--7th FLOOR
          NEW YORK, N.Y. 10003-9598


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                         AUTHORIZATION FOR REINVESTMENT
                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                         INDEX SERIES, S&P MIDCAP TRUST
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Income Fund, Index Series, S&P MidCap Trust and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Bank of New York).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                       Capital
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                      NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INCOME FUND             UNITED STATES
          INDEX SERIES, S&P MIDCAP TRUST
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                               EQUITY INCOME FUND
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.

                                     INDEX


                                                                            PAGE
                                                                       ---------
FUND DESCRIPTION.....................................................          1
RISK FACTORS.........................................................          2
HOW TO BUY UNITS.....................................................          6
HOW TO SELL UNITS....................................................          7
INCOME, DISTRIBUTIONS AND REINVESTMENT...............................          8
FUND EXPENSES........................................................          8
TAXES................................................................          9
RECORDS AND REPORTS..................................................         11
TRUST INDENTURE......................................................         11
MISCELLANEOUS........................................................         12
EXCHANGE OPTION......................................................         14
SUPPLEMENTAL INFORMATION.............................................         14


FUND DESCRIPTION

PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Securities for the Portfolio after considering the Fund's investment objective as well as the quality of the stocks, the dividend payment record of the issuers and the prices of the stocks. The yield and price of stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that dividends on any stocks would be omitted, of course no assurances can be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. In Funds organized as regulated investment companies, the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

     A Portfolio may be concentrated in one or more of the following categories. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with certain of the Securities. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

CONSUMER PRODUCTS COMPANIES

     Risk factors include cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities, employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A continuing weak economy with its consequent effect on consumer spending would have an adverse effect on the industry.

HEALTH CARE

     Companies in the health care industry face several risks. Most health care companies are extensively regulated. All are subject to extreme cost-containment pressures. As a result they cannot readily raise the prices of their products and services, and may experience price declines. Most are subject to intense competition and are required to spend large amounts of capital to keep pace with technological innovation. Many of the companies also face product obsolescence, the threat of product liability suits and expensive liability insurance. In addition, issuers in the health care industry will be affected by health reform legislation. Proposed federal legislation would significantly reduce Medicare and Medicaid payments to providers and impose stringent cost controls that would affect insurance premiums and fees paid to providers; it is impossible to predict what reforms may be adopted or when reforms might be implemented at the federal or state level.

MANUFACTURING COMPANIES

     Growth in the manufacturing industry is closely linked to expansion in the domestic and global economies. Since the U.S. government and many state, local and foreign governments now have a budget deficit, financial expenditures by these entities on capital improvements may be extremely limited. The lack of funds allocated by public entities to capital improvement projects may adversely affect manufacturers engaged in the production of industrial materials used for capital improvements or for the upgrade of the infrastructure. Cutbacks in defense spending have adversely impacted many of the companies engaged in the aerospace and arms/defense sectors of the manufacturing industry. Environmental and safety issues increasingly affect the manufacturing industry.

Issuers may experience decreases in profitability as legislative mandates impose costs associated with compliance with environmental regulations and manufacturing more environmentally sound and safer equipment. Furthermore, the cost of product liability insurance and the inability of some manufacturing companies to obtain this insurance may have an adverse impact on the industry. The long-term outlook is largely dependent upon the growth and competitiveness of the U.S. manufacturing base. Increased consolidation and merger activity increases competitiveness in general but individual companies may experience severe financial problems due to this increased competitiveness. Strong competition from foreign nations, particularly those with lower labor costs, will severely impact the profitability of the U.S. manufacturing business.

REAL ESTATE COMPANIES

     Investment in securities issued by real estate companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include economic recession, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in government regulations (including tax laws and environmental, building zoning and sales regulation by various federal, state and local authorities), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees as required and the unavailability of construction financing or mortgage loans at rates acceptable to builders and home buyers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and Real Estate Investment Trusts (REITs) in particular. Performance by individual REITs is dependent on the types of real estate investments held. For example, the effect of interest rate fluctuations on mortgage REITs is greater than on equity REITs and the nature of the underlying assets of a mortgage REIT may be considered less tangible than that of an equity REIT. In addition, equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended.

TECHNOLOGY COMPANIES

     Technology companies, such as semiconductor, computer and electronics manufacturing companies, are rapidly developing and highly competitive, both domestically and internationally, and tend to be relatively volatile as compared to other types of investments. Certain of these companies may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel. These companies are characterized by a high degree of investment to maintain competitiveness and are affected by worldwide scientific and technological developments (and resulting product obsolescence) as well as government regulation, increase in material or labor costs, changes in distribution channels and the need to manage inventory levels in line with product demand. Other risk factors include short product life cycles, aggressive pricing and reduced profit margins, dramatic and often unpredictable changes in growth rates, frequent new product introduction, the need to enhance existing products, intense competition from large established companies and potential competition from small start up companies.

TELECOMMUNICATIONS

     Payment on common stocks of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, is generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The domestic telecommunications industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because of its limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility. In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.

UTILITIES

     Payments on utility stocks are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry.

FOREIGN ISSUERS

     Certain of the Securities in a Portfolio may consist of securities of foreign issuers. An investment in such a Fund involves some investment risks that are different in some respects from an investment in a fund that invests entirely in securities of domestic issuers. Those investment risks include future political and economic developments and the adoption of withholding taxes, exchange controls or other restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities. In addition, there may be less publicly available information than is available from a domestic issuer and foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, earnings and dividends for foreign companies are in non-U.S. currencies. Therefore, the U.S. dollar value of the stock and dividends for these issuers will vary with fluctuations in the U.S. dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the U.S. dollar for many reasons, including supply and demand for the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

     American Depositary Shares and Receipts. Many of the Securities of foreign issuers were purchased in ADR form in the United States. ADRs evidence American Depositary Shares which represent common stock deposited with a custodian in a depositary. American Depositary Shares (ADSs) and receipts therefor (ADRs) are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs.

     The terms and conditions of depositary facilities may result in less liquidity or lower market prices for ADRs than for the underlying shares. For those Securities that are ADRs, currency fluctuations will also affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 69% of U.S. stock market capitalization. At present, the mean market capitalization of the companies in the S&P 500 Index is approximately $3.346 billion.

     The S&P MidCap Index is composed of 400 selected common stocks; as of the initial date of deposit, 279 were listed on the New York Stock Exchange, 9 were listed on the American Stock Exchange and 112 were quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of December 31, 1994, industrial stocks accounted for approximately 69.5% of S&P MidCap Index market capitalization, utilities approximately 14.1%, financial stocks approximately 14.6% and transportation stocks approximately 1.8%. The capitalizations of individual companies ranged from about $49 million to over $10,066 million; the mean market capitalization of the companies in the S&P MidCap Index was approximately $1.156 billion.

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.

     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the

Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     In the secondary market (after the initial offering period), the Public Offering Price is based on the next evaluation of the Securities, and includes a sales charge based (a) on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market Sales Charge Schedule in Appendix A). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

     S&P 500 TRUST 2 AND S&P MIDCAP TRUST. The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units may be issued for certain Funds upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs. Units of certain Funds identified in Part A of the Prospectus must be held in uncertificated form.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for the last 25 years. Primarily because of the sales charge and fluctuations in the market value of the Securities, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request. Signatures must be guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units, for purchase of Securities or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.

     REDEMPTION IN KIND--CONCEPT SERIES, INCOME GROWTH FUND, REAL ESTATE INCOME FUND, SECOND EXCHANGE SERIES--AT&T SHARES. You may request distribution in kind from the Trustee instead of cash redemption, provided that you are tendering Units with a required minimum value. By the seventh calendar day after tender, an amount and value of Securities per Unit, together with a pro rata portion of the cash balance in the Fund, equal to the Redemption Price per Unit, will be paid over to the Trustee, as distribution agent, and either held for your account or disposed of in accordance with your instructions. Any brokerage commissions on sales of

Securities in connection with in-kind redemptions will be borne by you. The Sponsors may modify or terminate this redemption in kind option at any time without notice to investors.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly or quarterly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.

     UTILITY STOCK SERIES, SECOND EXCHANGE SERIES--AT&T SHARES, REAL ESTATE INCOME FUND, INCOME GROWTH FUND. Subject to the Reinvestment Plan, the Monthly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses.

     ALL OTHER FUNDS: Unless otherwise indicated in Part A, dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.

     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT PLAN -- UTILITY STOCK SERIES, INCOME GROWTH FUND, CONCEPT SERIES, SECOND EXCHANGE SERIES -- AT&T SHARES AND S&P INDEX TRUSTS.

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

     S&P Index Trusts. The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.

TAXES

TAXATION OF THE FUND--EXCEPT FOR SECOND EXCHANGE SERIES--AT&T SHARES (SEE PROSPECTUS PART A).

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Section 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distribution to investors of the Fund's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     Distribution of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the length of time the Units have been held by an investor. An investor will recognize a taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer in securities. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.

     A distribution of Securities to an investor upon redemption of his Units will be a taxable event to such investor, and that investor will recognize taxable gain or loss upon such distribution (equal to the difference between such an investor's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss except in the case of a dealer in securities. Investors should consult their own tax advisers in this regard.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose Securities the Fund satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). The dividends-received deduction generally is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Investors are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     Dividends received by the Fund from foreign issuers will in most cases be subject to foreign withholding taxes. The Fund will not be eligible for, and therefore does not expect to make, an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Fund.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to a Reinvestment Plan.

     The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Investors that are not United States citizens or residents should be aware that distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

RETIREMENT PLANS

     Equity Income Funds may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law (under Massachusetts law for certain Funds) by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, and Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc..

The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                                   APPENDIX A
                     SECONDARY MARKET SALES CHARGE SCHEDULE
                              UTILITY STOCK SERIES

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           4.50%            4.712%               2.925%
$250,000-$499,000...................................................           3.75             3.896                2.438
$500,000-$749,000...................................................           2.50             2.564                1.625
$750,000-$999,000...................................................           2.00             2.041                1.300
$1,000,000 or more..................................................           1.50             1.523                0.975

                       S&P 500 TRUST 2, S&P MIDCAP TRUST

Less than $25,000...................................................           2.25%            2.302%               1.463%
$25,000-$49,999.....................................................           2.00             2.041                1.300
$50,000-$74,999.....................................................           1.75             1.781                1.138
$75,000-$99,999.....................................................           1.50             1.523                0.975
$100,000-$249,999...................................................           1.25             1.266                0.813
$250,000 or more....................................................           1.00             1.010                0.650

                         INCOME GROWTH FUND 1993 SERIES
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.50% of the Public Offering Price or 5.820% of the aggregate value of Securities, although these percentages will vary should Units be purchased at a public offering price other than that set forth on page A-3. For example, if you acquire Units for $1,050 (including an initial sales charge of $15.75) and hold the Units until the termination of the Fund, you will pay a total sales charge of $55.75 or 5.31% of the acquisition price on those Units. At an acquisition price of $950 (including an initial sales charge of $14.25), you would pay a total sales charge of $54.25 or 5.71% of the acquisition price. The initial portion of the sales charge is equal to 1.50% of the Public Offering Price (1.523% of the aggregate value of Securities) and the deferred portion of the sales charge is $10.00 per 1,000 Units payable by the Fund on behalf of investors out of net asset value of the Fund on each Deferred Charge Payment Date through 1997. If you sell or redeem Units before a Deferred Charge Payment Date, no future deferred sales charges will be collected from you; this will have the effect of reducing the rate of sales charge.
  CONCEPT SERIES: BLUE CHIP STOCK SERIES, REAL ESTATE INCOME FUND, HEALTH CARE
                                    TRUST II
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.35% of the Public Offering Price or 5.501% of the net asset value of the Fund over its expected four-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of investors out of net asset value of the Fund on each quarterly Deferred Charge Payment Date until the Fund terminates. If you sell or redeem Units before a Deferred Charge Payment Date, all future deductions of deferred sales charges with respect to you will be waived; this will have the effect of reducing your rate of sales charge.

     The initial portion of the sales charge is reduced on a graduated scale for sales to any purchaser of at least $250,000 of Units and will be applied on whichever basis is more favorable to the purchaser.

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           2.75%            2.828%               1.788%
$250,000-$499,000...................................................           2.25             2.302                1.463
$500,000-$749,000...................................................           1.75             1.781                1.138
$750,000-$999,000...................................................           1.25             1.266                0.813
$1,000,000 or more..................................................           1.00             1.010                0.650

                      SECOND EXCHANGE SERIES--AT&T SHARES

     The sales charge for Units of this Trust is 2.25% (2.302% of net amount invested). There is no reduction for quantity purchases of Units.
         CONCEPT SERIES: TELECOMMUNICATIONS TRUST 1, TELE-GLOBAL TRUST,
                              NATURAL GAS TRUST 2
The sales charge for Units of these Trusts is 2.00% (2.041% of net amount invested). There is no reduction for quantity purchases of Units.
                   CONCEPT SERIES: FOOD FUND, NORTHWEST TRUST
The sales charge for Units of this Trust is 1.50% (1.523% of net amount invested). There is no reduction for quantity purchases of Units.

                                                                    14101--12/95

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                        EQUITY INCOME FUND INDEX SERIES
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.

                 INDEX


                                                               PAGE
                                                          ---------
FUND DESCRIPTION........................................          1
RISK FACTORS............................................          2
HOW TO BUY UNITS........................................          4
HOW TO SELL UNITS.......................................          5
INCOME, DISTRIBUTIONS AND REINVESTMENT..................          6
FUND EXPENSES...........................................          6
TAXES...................................................          7
RECORDS AND REPORTS.....................................          9
TRUST INDENTURE.........................................          9
MISCELLANEOUS...........................................         10
EXCHANGE OPTION.........................................         11
SUPPLEMENTAL INFORMATION................................         12


FUND DESCRIPTION

PORTFOLIO SELECTION

     The Fund is designed to produce investment results that generally correspond to the price and yield performance of the common stocks represented by the related S&P Index. As a result, the Portfolio of each Trust will at any time consist of as many of the Index Stocks as is feasible. Each Trust will at all times be invested in no less than 95% of the Index Stocks. Although, at any time, a Trust may fail to own certain of the Index Stocks, each Trust will be substantially totally invested in Index Stocks and the Sponsors expect to maintain a theoretical correlation of between .97 and .99 between the investment performance of the relevant Index and that derived from ownership of Units. Adjustments will be made in accordance with the computer program output to bring the weightings of the Securities more closely into line with their weightings in the relevant Index as each Trust invests in new Securities in connection with the creation of new Units, as companies are dropped from or added to either Index or as Securities are sold to meet redemptions. These adjustments will be made on the business day following the relevant transaction in accordance with computer program output showing which Securities are under-or over-represented in each Portfolio. Adjustments may also be made at other times to bring either Portfolio into line with the applicable Index. The proceeds from any such sale will be invested in those Index Stocks which the computer program output indicates are most under-represented.

     The Sponsors anticipate that the selection of any additional Index Stocks deposited or purchased in connection with the creation of additional Units of a Trust will be those stocks which are most under-represented in the Portfolio based upon the computer program output and the applicable Index as of the date prior to the date of such subsequent deposit or purchase. Securities sold in order to meet redemptions will be those stocks which are most over-represented in the Portfolio based upon the computer program output and the applicable Index as of the date prior to the date of such sale.

     Finally, from time to time adjustments may be made in either Portfolio because of changes in the composition of the applicable Index. Based on past history, it is anticipated that most such changes will occur as a result of merger or acquisition activity. In such cases, the Fund, as shareholder of a company which is the object of such merger or acquisition activity, will presumably receive various offers from would-be acquirors of the company. The Trustees will not be permitted to accept any such offers until such time as the company has been deleted from the applicable Index. Since, in most cases, a company is removed from an Index only after the consummation of a merger or acquisition of the company, it is anticipated that the Fund will generally acquire, in exchange for the stock of the deleted company, whatever consideration is being offered to shareholders of that company who have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in the most under-represented Index Stocks. Any securities received as a part of the consideration which are not included in the relevant Index will be sold as soon as practicable and reinvested in the most under-represented Index Stocks.

     In attempting to duplicate the proportionate relationships represented by the S&P 500 Index and the S&P MidCap Index the Sponsors do not anticipate purchasing or selling shares in quantities of less than round lots. In addition, certain Index Stocks may at times not be available in the quantities in which the computer program specifies that they be purchased. For these reasons, among others, precise duplication of this proportionate relationship may not ever be possible but nevertheless will continue to be the goal in connection with all acquisitions or dispositions of Securities (see Administration of the Fund--Portfolio Supervision). As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Portfolio and will vote such stocks in accordance with the instructions of the Sponsors except that, if the Trustee holds any of the common stocks of Merrill Lynch & Co., Inc., Prudential Insurance Company of America (the parent of Prudential Securities Incorporated) or The Travelers Inc. (as long as it remains the parent of Smith Barney Inc.) or any other common stock of companies which are affiliates of the Sponsors, the Trustee will vote such stock in the same proportionate relationship as all other shares of such companies are voted.

     The yield and price of stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that dividends on any stocks would be omitted, of course no assurances can be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control. Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units; the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 69% of U.S. stock market capitalization. As of November 30, 1995, the mean market capitalization of the companies in the S&P 500 Index is approximately $8,988 million.

     The S&P MidCap Index is composed of 400 selected common stocks; as of the initial date of deposit, 279 were listed on the New York Stock Exchange, 9 were listed on the American Stock Exchange and 112 were quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of November 30, 1995, industrial stocks accounted for approximately 68.8% of S&P MidCap Index market capitalization, utilities approximately 13.9%, financial stocks approximately 15.5% and transportation stocks approximately 1.7%. The capitalizations of individual companies ranged from about $108 million to over $7,850 million; the mean market capitalization of the companies in the S&P MidCap Index was approximately $1,456 million.

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.

     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     In the secondary market (after the initial offering period), the Public Offering Price is based on the next evaluation of the Securities, and includes a sales charge based (a) on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market Sales Charge Schedule in Appendix A). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

     The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units may be issued for certain Funds upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units-- Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs. Units of certain Funds identified in Part A of the Prospectus must be held in uncertificated form.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for the last 25 years. Primarily because of the sales charge and fluctuations in the market value of the Securities, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request. Signatures must be guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units.

The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units, for purchase of Securities or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly or quarterly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.

     Dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.

     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT PLAN

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

     The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to
 .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.

TAXES

TAXATION OF THE FUND

     Each Trust intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Section 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If a Trust qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, a Trust will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that a Trust will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Trust's taxable income (including any net capital gain) in a timely manner. Although all or a portion of a Trust's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distribution to investors of a Trust's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Trust's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of a Trust's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     Distribution of a Trust's net capital gain (designated as capital gain dividends by the Trust) will be taxable to investors as long-term capital gain, regardless of the length of time the Units have been held by an investor. An investor will recognize a taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer in securities. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Trust. The deduction of capital losses is subject to limitations.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by a Trust and are attributable to dividends received by the Trust from domestic issuers with respect to whose Securities the Trust satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). The dividends-received deduction generally is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Investors are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from a Trust which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     Dividends received by a Trust from foreign issuers will in most cases be subject to foreign withholding taxes. The Trust will not be eligible for, and therefore does not expect to make, an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Trust.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to the Reinvestment Plan.

     The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Trust and to the tax treatment of distributions by the Trust to U.S. investors. Investors that are not United States citizens or residents should be aware that distributions from the Trust will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in a Trust is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

RETIREMENT PLANS

     Equity Income Funds may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law (under Massachusetts law for certain Funds) by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                                   APPENDIX A
                             SALES CHARGE SCHEDULE
                              UTILITY STOCK SERIES

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                        --------------------------------
                                                                        AS PERCENT OF      AS PERCENT OF  DEALER CONCESSION AS
                                                                        PUBLIC OFFERING     NET AMOUNT    PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                           PRICE         INVESTED     OFFERING PRICE
----------------------------------------------------------------------  -----------------  -------------  ---------------------
Less than $25,000.....................................................           2.25%           2.302%             1.463%
$25,000-$49,999.......................................................           2.00            2.041              1.300
$50,000-$74,999.......................................................           1.75            1.781              1.138
$75,000-$99,999.......................................................           1.50            1.523              0.975
$100,000-$249,999.....................................................           1.25            1.266              0.813
$250,000 or more......................................................           1.00            1.010              0.650

                             Defined
                             Asset FundsSM


SPONSORS:                          EQUITY INCOME FUND
Merrill Lynch,                     INDEX SERIES,
Pierce, Fenner & Smith IncorporatedS&P 500 TRUST 2
Defined Asset Funds                S&P MIDCAP TRUST
P.O. Box 9051
Princeton, N.J. 08543-9051         PROSPECTUS PART A
(609) 282-8500                     This Prospectus does not contain all of the
Smith Barney Inc.                  information with respect to the investment
Unit Trust Department              company set forth in its registration
388 Greenwich Street--23rd Floor   statement and exhibits relating thereto which
New York, NY 10013                 have been filed with the Securities and
1-800-223-2532                     Exchange Commission, Washington, D.C. under
Prudential Securities Incorporated the Securities Act of 1933 and the Investment
One Seaport Plaza                  Company Act of 1940, and to which reference
199 Water Street                   is hereby made.
New York, N.Y. 10292               ------------------------------
(212) 776-1000                     No person is authorized to give any
Dean Witter Reynolds Inc.          information or to make any representations
Two World Trade Center--59th Floor with respect to this investment company not
New York, N.Y. 10048               contained in its registration statement and
(212) 392-2222                     exhibits relating thereto; and any
PaineWebber Incorporated           information or representation not contained
1200 Harbor Blvd.                  therein must not be relied upon as having
Weehawken, N.J. 07087              been authorized. This Prospectus shall not
(201) 902-3000                     constitute an offer to sell or the
TRUSTEE FOR THE S&P 500 TRUST 2:   solicitation of an offer to buy nor shall
The Chase Manhattan Bank, N.A.     there be any sale of these securities in any
(a National Banking Association)   State in which such offer solicitation or
Customer Service Retail Department sale would be unlawful prior to registration
770 Broadway--7th Floor            or qualification under the securities laws of
New York, N.Y. 10003-9598          any such State.
1-800-323-1508
TRUSTEE FOR THE S&P MIDCAP TRUST:
The Bank of New York
(a New York Banking Corporation)
Box 974--Wall Street Station
New York, N.Y. 10268-0974
1-800-221-7771


                                                     14124--03/96

                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Cross-Reference Sheet of the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

The following exhibit:

     1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
            October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multi-State Series--48, 1933 Act File No. 33-50247).

     5.1  --Consent of independent accountants.

     9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to the Registration Statement of Equity Income Fund, Blue Chip Stock Series 3, 1933 Act File No. 33-61155).

                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                INDEX SERIES, S&P 500 TRUST 2, S&P MIDCAP TRUST

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS--EQUITY INCOME FUND, INDEX SERIES, S&P 500 TRUST 2, S&P MIDCAP TRUST (A UNIT INVESTMENT TRUST), CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 20TH DAY OF MARCH, 1996.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      DANIEL P. TULLY
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By
       ERNEST V. FABIO
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Number:
                                                              33-41631


      ALAN D. HOGAN
      GEORGE A. MURRAY
      LELAND B. PATON
      HARDWICK SIMMONS
      By
       WILLIAM W. HUESTIS
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Smith Barney Inc.:                have been filed
                                                              under the 1933 Act
                                                              File Number:
                                                              33-49753 and
                                                              33-51607


      STEVEN D. BLACK
      JAMES BOSHART III
      ROBERT A. CASE
      JAMES DIMON
      ROBERT DRUSKIN
      JEFFREY LANE
      ROBERT H. LESSIN

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Number: 33-17085
  Reynolds Inc.:


      NANCY DONOVAN
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      STEPHEN R. MILLER
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Executive Committee of the Board      the following 1933 Act File
  of Directors of PaineWebber               Number: 33-55073
  Incorporated:


      JOSEPH J. GRANO, JR.
      DONALD B. MARRON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)